UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant [X]	Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material under §240.14a-12

1347 Property Insurance Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 17, 2019

October 30, 2019

To Our Stockholders:

You are cordially invited to attend our 2019 Annual Stockholders’ Meeting, which will be held at 4201 Congress Street, Suite 175, Charlotte, North Carolina 28209, on December 17, 2019 at 11:00 a.m., local time, and any adjournments or postponements thereof for the following purposes:

1.	To elect to the Board of Directors the three director nominees identified in the accompanying Proxy Statement, each to serve for a term as described in the Proxy Statement;

2.	To approve amendments to our Third Amended and Restated Certificate of Incorporation and Second Amended and Restated By-Laws to declassify the Board of Directors and to provide for directors to be elected annually;

3.	To approve an amendment to our Second Amended and Restated By-Laws to permit stockholders to remove a director with or without cause;

4.	To ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2019; and

5.	To consider and transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

Only stockholders of record at the close of business on October 29, 2019 are entitled to notice of, and to vote at, the Annual Meeting.

Please read the Proxy Statement and vote your shares as soon as possible. Your vote is very important. Please complete, sign, date and return the accompanying proxy card, or follow the instructions on the card for voting by telephone or Internet. You may also attend the Annual Meeting and vote in person.

By Order of the Board of Directors,

D. Kyle Cerminara
Chairman of the Board

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

STOCKHOLDER MEETING TO BE HELD ON DECEMBER 17, 2019:

The Company’s Proxy Statement for the 2019 Annual Meeting of Stockholders and Annual

Report on Form 10-K for the year ended December 31, 2018 are available at

http://www.proxyvote.com

TABLE OF CONTENTS

PROXY STATEMENT FOR 2019 ANNUAL MEETING OF STOCKHOLDERS	1
QUESTIONS & ANSWERS ABOUT THE ANNUAL MEETING	1
PROPOSAL 1 — ELECTION OF DIRECTORS	7
DIRECTOR COMPENSATION	14
PROPOSAL 2 — APPROVAL OF AMENDMENTS TO THE CERTIFICATE OF INCORPORATION AND BY-LAWS TO DECLASSIFY THE BOARD OF DIRECTORS AND TO PROVIDE FOR DIRECTORS TO BE ELECTED ANNUALLY	17
PROPOSAL 3 — APPROVAL OF AN AMENDMENT TO THE BY-LAWS TO PERMIT STOCKHOLDERS TO REMOVE A DIRECTOR WITH OR WITHOUT CAUSE	19
PROPOSAL 4 — RATIFICATION OF APPOINTMENT OF BDO USA, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2019	20
AUDIT COMMITTEE REPORT	21
INFORMATION ABOUT OUR EXECUTIVE OFFICERS	21
COMPENSATION OF EXECUTIVE OFFICERS	22
DELINQUENT SECTION 16(a) REPORTS	28
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	28
TRANSACTIONS WITH RELATED PERSONS	31
OTHER MATTERS	33
HOUSEHOLDING	33
STOCKHOLDER PROPOSALS FOR PRESENTATION AT THE ANNUAL MEETING AND THE 2020 ANNUAL MEETING	34
APPENDIX A — PROPOSED AMENDMENT TO THE CERTIFICATE OF INCORPORATION REGARDING DECLASSIFICATION OF THE BOARD OF DIRECTORS	A-1
APPENDIX B — PROPOSED AMENDMENTS TO THE BY-LAWS REGARDING DECLASSIFICATION OF THE BOARD OF DIRECTORS AND THE REMOVAL OF DIRECTORS	B-1

1347 PROPERTY INSURANCE HOLDINGS, INC.

7861 Woodland Center Blvd.

Tampa, Florida 33614

PROXY STATEMENT FOR 2019 ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is furnished in connection with the solicitation of the accompanying proxies on behalf of the Board of Directors of 1347 Property Insurance Holdings, Inc. (the “Company”, “we”, “our” or “us”) for use at the Company’s 2019 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on December 17, 2019 at 11:00 a.m., local time, at 4201 Congress Street, Suite 175, Charlotte, North Carolina 28209, and any adjournments or postponements of the Annual Meeting.

Pending Asset Sale to FedNat Holding Company

As previously announced, on February 25, 2019, the Company, together with three of our wholly-owned subsidiaries, Maison Insurance Company (“Maison”), Maison Managers Inc. (“MMI”) and ClaimCor, LLC (“ClaimCor”), entered into an Equity Purchase Agreement (the “Agreement”) with FedNat Holding Company, a Florida corporation (“FedNat”), providing for the sale of all of the issued and outstanding equity of Maison, MMI and ClaimCor to FedNat, on the terms and subject to the conditions set forth in the Agreement (the “Asset Sale”). As consideration for the Asset Sale, FedNat has agreed to pay the Company $51,000,000, consisting of $25,500,000 in cash and $25,500,000 in FedNat common stock to be issued to the Company. In addition, upon the closing of the Asset Sale, $18,000,000 of outstanding surplus note obligations payable by Maison to the Company, plus all accrued but unpaid interest, will be repaid to the Company.

The Company does not intend to liquidate following the Asset Sale. The Board is currently evaluating alternatives for the use of the cash consideration to be received as a result of the Asset Sale, which are expected to include using a portion of the cash consideration to conduct the business of PIH Re, Ltd., our Bermuda-domiciled reinsurance subsidiary, and launching a new growth strategy focused on reinsurance, investment management and new investment opportunities. The Company may also form an additional reinsurance subsidiary in a suitable jurisdiction.

The Company’s stockholders approved the Asset Sale at a special meeting held on June 10, 2019. The Company has also received regulatory approval for the Asset Sale from the Louisiana Department of Insurance and the Florida Office of Insurance Regulation, which approvals are contingent on compliance with consent orders issued by the insurance regulators. The Company currently anticipates that the Asset Sale will close in December 2019.

Douglas N. Raucy, the Company’s current President and Chief Executive Officer and a director, and Dean E. Stroud, the Company’s current Vice President and Chief Underwriting Officer, have entered into employment agreements with FedNat, with the effectiveness of such agreements subject to the occurrence of the closing of the Asset Sale and continuous employment with the Company through the closing. It is expected that Messrs. Raucy and Stroud will resign from all positions that they hold with the Company and its subsidiaries (other than Maison, MMI and ClaimCor) as of the closing of the Asset Sale, including Mr. Raucy’s position as a director of the Company.

QUESTIONS & ANSWERS ABOUT THE ANNUAL MEETING

Why am I receiving these materials?

At the Annual Meeting, stockholders will act upon the matters described in the Notice of Meeting accompanying this Proxy Statement, including the election of directors. You are receiving this Proxy Statement and the related form of proxy because you held shares of our common stock at the close of business on the Record Date (as defined below) and the Board of Directors of the Company is soliciting your proxy to vote at the Annual Meeting. You are invited to attend the Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the meeting to vote your shares. Instead, you may vote your shares as described in further detail under the heading “How do I vote?” below.

When will these materials be mailed?

The Company will begin mailing this Proxy Statement and the related form of proxy on or about November 5, 2019.

Who is entitled to vote?

Stockholders of record at the close of business on October 29, 2019 (the “Record Date”) are entitled to vote in person or by proxy at the Annual Meeting. As of the Record Date, 6,019,816 shares of our common stock were outstanding. Each stockholder is entitled to one vote for each share of common stock held on the Record Date. Stockholders do not have cumulative voting rights in the election of directors. For ten days prior to the Annual Meeting, during normal business hours, a complete list of all stockholders of record will be available for examination by any stockholder at the Company’s offices located at 7861 Woodland Center Blvd., Tampa, Florida 33614. The list of stockholders will also be available at the Annual Meeting.

1

Who can attend the Annual Meeting?

All stockholders as of the Record Date, or individuals holding their duly appointed proxies, may attend the Annual Meeting. Appointing a proxy in response to our solicitation will not affect a stockholder’s right to attend the Annual Meeting and to vote in person. Please note that if you hold your shares in “street name” (in other words, through a broker, bank, or other nominee), you will need to bring a proxy, executed in your favor, from the holder of record (the broker, bank or other nominee) to gain admittance to the Annual Meeting.

What is the difference between a stockholder of record and a beneficial owner?

If your shares are registered directly in your name with our transfer agent, VStock Transfer, LLC, then you are a “stockholder of record.” The accompanying Notice of Meeting, this Proxy Statement and the proxy card have been provided directly to you by the Company. You may vote by ballot at the Annual Meeting or vote by proxy. To vote by proxy, complete, sign, date and return the enclosed proxy card or follow the instructions on the proxy card for voting by telephone or Internet. If your shares are held for you by a broker, bank or other nominee (that is, held in “street name”), then you are not a stockholder of record. Rather, the broker, bank or other nominee is the stockholder of record and you are the “beneficial owner” of the shares. The accompanying Notice of Meeting and this Proxy Statement, as well as a voting instruction card, have been forwarded to you by the broker, bank or other nominee. If you complete and properly sign the voting instruction card and return it in the appropriate envelope, or follow the instructions on the voting instruction card for voting by telephone or Internet, the broker, bank or other nominee will cause your shares to be voted in accordance with your instructions. If you are a beneficial owner of shares and wish to vote in person at the Annual Meeting, then you must obtain a proxy, executed in your favor, from the holder of record (the broker, bank or other nominee).

What constitutes a quorum?

A majority of the 6,019,816 shares of common stock outstanding and entitled to vote on the Record Date must be represented, in person or by proxy, to provide a quorum at the Annual Meeting. If you vote, your shares will be part of the quorum. Shares represented by a properly executed proxy card that is marked “ABSTAIN” or returned without voting instructions will be counted as present for the purpose of determining whether the quorum requirement is satisfied. Also, shares held of record by a broker, bank or other nominee who has not received voting instructions from the beneficial owner of the shares and lacks discretionary authority to vote on a matter (“broker non-votes”) will be counted as present for quorum purposes. However, although broker non-votes and abstentions are considered as present for purposes of establishing a quorum, we believe broker non-votes and abstentions will not be considered as votes cast for or against a proposal or director nominee except as otherwise described herein. Once a share is represented at the Annual Meeting, it will be deemed present for quorum purposes throughout the Annual Meeting (including any postponement or adjournment thereof unless a new record date is or must be set for such postponement or adjournment).

What is the purpose of the meeting?

The principal purposes of the Annual Meeting are to (i) elect the three director nominees named in this Proxy Statement to the Company’s Board of Directors, each to serve for a term as described in this Proxy Statement, (ii) approve amendments to the Company’s Third Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) and Second Amended and Restated By-Laws (the “By-Laws”) to declassify the Board of Directors and to provide for directors to be elected annually, (iii) approve an amendment to the By-Laws to permit stockholders to remove a director with or without cause, (iv) ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019, and (v) transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

How do I vote?

If you are a holder of record, you can vote either in person at the Annual Meeting or by proxy without attending the Annual Meeting. We urge you to vote by proxy even if you plan to attend the Annual Meeting so that we will know as soon as possible that enough votes will be present for us to hold the meeting. If you attend the meeting and vote in person, your previously submitted proxy will be revoked and will not be counted.

2

You can vote by proxy using any of the following methods:

●	Voting by Telephone or Internet. If you are a holder of record, you may vote by proxy by using either the telephone or Internet methods of voting. Proxies submitted by telephone or through the Internet must be received by 11:59 p.m., Eastern Time, on December 16, 2019. Please see the proxy card for instructions on how to access the telephone and Internet voting systems.

●	Voting by Proxy Card. Each stockholder who receives proxy materials by mail may vote by completing, signing, dating and promptly returning the accompanying proxy card in the self-addressed stamped envelope provided. When you return a properly executed proxy card, the shares represented by your proxy will be voted as you specify on the proxy card. Your proxy card must be received prior to the Annual Meeting to be counted.

If you hold your shares in “street name,” you must either direct the broker, bank, or other nominee as to how to vote your shares, or obtain a proxy from the broker, bank, or other nominee, executed in your favor, to vote at the meeting. Please refer to the voter instruction cards provided by your broker, bank, or other nominee for specific instructions on methods of voting, including by telephone or using the Internet.

What does it mean if I receive more than one proxy card?

You will receive separate proxy cards when you own shares in different ways. For example, you may own shares individually, as a joint tenant, in an individual retirement account, in trust or in one or more brokerage accounts. You should complete, sign, date and return each proxy card you receive or follow the telephone or Internet voting instructions on each card. The instructions on each proxy card may differ. Be sure to follow the instructions on each card.

Can I change my vote or instruction?

Yes. The accompanying proxy is solicited from the holders of record of our common stock on behalf of the Board of Directors of the Company and is revocable at any time, whether submitted by mail or via the Internet or by telephone, by (i) delivering a signed written notice stating that you revoke your proxy to the attention of the Corporate Secretary of the Company at 7861 Woodland Center Blvd., Tampa, Florida 33614 that bears a later date than the date of the proxy you want to revoke and is received prior to the Annual Meeting, (ii) submitting a valid, later-dated proxy via the Internet or by telephone before 11:59 p.m., Eastern Time, on December 16, 2019, or by mail that is received prior to the Annual Meeting, or (iii) attending the Annual Meeting (or, if the Annual Meeting is postponed or adjourned, attending the postponed or adjourned meeting) and voting in person, which automatically will cancel any proxy previously given, or revoking your proxy in person, but your attendance alone at the Annual Meeting will not revoke any proxy previously given. If you hold your shares in “street name” through a broker, bank or other nominee, you must contact your broker, bank or other nominee to change your vote or obtain a written legal proxy to vote your shares if you wish to cast your vote in person at the Annual Meeting.

What happens if I submit a proxy card and do not give specific voting instructions?

If you are a stockholder of record and sign and return the proxy card without indicating your voting instructions, your shares will be voted in accordance with the recommendations of the Board of Directors. With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion. As of the filing date of this Proxy Statement, we did not know of any other matter to be raised at the Annual Meeting.

If you are a beneficial owner and do not provide voting instructions to your bank, broker or other nominee, then, under applicable rules, the broker, bank or other nominee that holds your shares in “street name” may generally vote on “routine” matters but cannot vote on “non-routine” maters. If the broker, bank or other nominee that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the broker, bank or other nominee will inform the inspector of election for the Annual Meeting that it does not have the authority to vote on the matter with respect to your shares. This is generally referred to as a “broker non-vote.”

Which voting matters are considered routine or non-routine?

Proposal 1 regarding the election of directors, Proposal 2 regarding the approval of amendments to the Certificate of Incorporation and By-Laws to declassify the Board and to provide for directors to be elected annually, and Proposal 3 regarding the approval of an amendment to the By-Laws to permit stockholders to remove a director with or without cause are considered non-routine matters under applicable rules. Therefore, a broker, bank or other nominee cannot vote on such proposals without voting instructions from the beneficial owners.

Proposal 4 concerning the ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019 is considered a routine matter under applicable rules. Therefore, a broker, bank or other nominee may generally vote on this matter. No broker non-votes are expected in connection with Proposal 4.

3

What happens if I do not submit a proxy card and do not vote by telephone or Internet or do not submit voting instructions to my broker, bank or other nominee?

If you are a stockholder of record and you neither designate a proxy nor attend the Annual Meeting, your shares will not be represented at the meeting. If you are the beneficial owner of shares held in street name and do not provide voting instructions to your broker, bank or other nominee, your broker, bank or other nominee will only be authorized to vote in its discretion on Proposal 4 (ratification of our independent registered public accounting firm), which is considered a “routine matter” under applicable rules. The broker, bank or other nominee will not have the authority to vote on Proposal 1 (election of directors), Proposal 2 (approval of amendments to our Certificate of Incorporation and By-Laws to declassify the Board and to provide for directors to be elected annually) or Proposal 3 (approval of an amendment to our By-Laws to permit stockholders to remove a director with or without cause), as such matters are considered “non-routine” under applicable rules.

What are the Board’s voting recommendations?

The Board unanimously recommends a vote “FOR”:

1.	election of each of the three director nominees named in this Proxy Statement to the Board of Directors, each to serve for a term as described in the Proxy Statement (Proposal 1);

2.	approval of the amendments to the Certificate of Incorporation and By-Laws to declassify the Board and to provide for directors to be elected annually (Proposal 2);

3.	approval of an amendment to the By-Laws to permit stockholders to remove a director with or without cause (Proposal 3); and

4.	ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

What vote is required to approve each item?

As to the election of directors (Proposal 1), a stockholder may vote “FOR” the election of each of the nominees proposed by the Board, or to “WITHHOLD” authority to vote for one or more of the proposed nominees. The election of a director requires the affirmative vote of a plurality of the votes cast by the holders of shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors, provided that a quorum is represented at the meeting. A “plurality” means that the individuals who receive the largest number of votes are elected as directors up to the maximum number of directors to be elected at the meeting. As to Proposal 1, proxies marked “WITHHOLD” and broker non-votes will have no impact on the election of directors.

With respect to Proposal 2 (approval of amendments to the Certificate of Incorporation and By-Laws to declassify the Board and to provide for directors to be elected annually), a stockholder may vote “FOR” or “AGAINST” the amendments or “ABSTAIN” from voting on the proposal. Approval of the amendments requires the affirmative vote of at least 66 2/3% of the voting power of the outstanding shares of common stock entitled to vote in the election of directors. As to Proposal 2, proxies marked “ABSTAIN” and broker non-votes will have the effect of a vote “AGAINST” Proposal 2.

With respect to Proposal 3 (approval of an amendment to the By-Laws to permit stockholders to remove a director with or without cause), a stockholder may vote “FOR” or “AGAINST” the amendment or “ABSTAIN” from voting on the proposal. Approval of the amendment requires the affirmative vote of at least 66 2/3% of the voting power of the outstanding shares of common stock entitled to vote in the election of directors. As to Proposal 3, proxies marked “ABSTAIN” and broker non-votes will have the effect of a vote “AGAINST” Proposal 3.

With respect to Proposal 4 (ratification of BDO USA, LLP as our independent registered public accounting firm), a stockholder may vote “FOR” or “AGAINST” ratification or “ABSTAIN” from voting on the proposal. Ratification requires an affirmative vote of the majority of the votes properly cast by the holders of shares of our common stock. Proxies marked “ABSTAIN” and broker non-votes will not be considered as votes cast for or against Proposal 4 and will have no effect on the outcome of the proposal.

4

With respect to other matters that may properly come before the meeting, if any, unless otherwise required by law, the Certificate of Incorporation, the By-Laws or the rules of the Nasdaq Stock Market (the “Nasdaq”), such matters may be approved by the affirmative vote of the majority of the votes properly cast on such matter by the holders of shares of our common stock.

How will abstentions and broker non-votes be counted?

Although abstentions and broker non-votes are each included in the determination of the number of shares present at the Annual Meeting, we believe they are not counted as votes cast for or against any of the matters brought before the meeting.

How are the Company’s directors and executive officers expected to vote on Proposals 2 and 3?

As of the date of this Proxy Statement, it is expected that the Company’s directors, executive officers and their affiliates will vote “FOR” approval of Proposal 2 (approval of amendments to our Certificate of Incorporation and By-Laws to declassify the Board and to provide for directors to be elected annually) and Proposal 3 (approval of an amendment to our By-Laws to permit stockholders to remove a director with or without cause).

Fundamental Global Investors, LLC, through its affiliates, is the beneficial owner of 2,714,362 shares of common stock as of the Record Date, which includes 1,038,409 shares owned by Ballantyne Strong, Inc. (“BTN”) and represents approximately 45.1% of the Company’s outstanding shares of common stock. In addition, CWA Asset Management Group, LLC, of which 50% is owned by Fundamental Global Investors, LLC, holds 70,398 shares of common stock for the accounts of individual investors (excluding shares held in accounts for Messrs. Cerminara and Johnson), which represents approximately 1.2% of the Company’s outstanding shares of common stock. D. Kyle Cerminara, Chairman of our Board, serves as Chief Executive Officer, Co-Founder and Partner of Fundamental Global Investors, LLC, and Chairman of the board of directors and Chief Executive Officer of BTN. Lewis M. Johnson, Co-Chairman of our Board, serves as President, Co-Founder and Partner of Fundamental Global Investors, LLC, and as a Co-Chairman of the board of directors of BTN. As of the date of this Proxy Statement, it is expected that Fundamental Global Investors, LLC and its affiliates, including BTN, will vote “FOR” approval of Proposals 2 and 3.

As of the Record Date, our directors, executive officers and their affiliates, including Fundamental Global Investors, LLC and BTN, beneficially own in the aggregate 46.5% of the Company’s outstanding shares of common stock. Details of the beneficial ownership of Company common stock by our directors and executive officers and their affiliates, including Fundamental Global Investors, LLC and BTN, are set forth in the section of this Proxy Statement entitled “Security Ownership of Certain Beneficial Owners and Management.”

Why are stockholders voting to approve the declassification of the Board and to permit stockholders to remove directors with or without cause (Proposals 2 and 3)?

As part of its ongoing commitment to effective corporate governance, the Board regularly reviews the Company’s corporate governance practices to ensure that they are aligned with developments in the Company’s business, changes in regulations and exchange listing requirements, and the continuing evolution of best practices in corporate governance. The Board recently considered the advantages and disadvantages of maintaining a classified board structure in light of the Company’s desire to follow corporate governance best practices. After careful consideration, the Board, upon the recommendation of the Nominating and Corporate Governance Committee, determined that an unclassified Board is in the best interests of the Company and its stockholders. For more information on the factors considered by the Board, see “Proposal 2 — Approval of Amendments to the Certificate of Incorporation and By-Laws to Declassify the Board of Directors and to Provide for Directors to be Elected Annually.”

With respect to Proposal 3, Delaware law provides that if a company has a single class of directors, any director may be removed with or without cause by stockholders. Because our By-Laws currently provide that directors may only be removed for cause, we are seeking stockholder approval to amend the director removal provision in the By-Laws to provide for removal of a director with or without cause in accordance with Delaware law. This amendment is necessary to implement the declassification of the Board in conformity with Delaware law. For more information, see “Proposal 3 — Approval of an Amendment to the By-Laws to Permit Stockholders to Remove a Director With or Without Cause.”

Are there any conditions to the implementation of the declassification of the Board?

Yes. Our implementation of Board declassification is expressly conditioned on stockholder approval of Proposal 3, meaning that the failure of our stockholders to approve Proposal 3 will prevent the declassification of the Board even if stockholders approve declassification in Proposal 2.

5

Under Delaware law, directors serving on unclassified boards may be removed by stockholders with or without cause, while directors serving on classified boards may only be removed by stockholders for cause. Article II of our By-Laws currently provides that a director may only be removed by stockholders for cause. Accordingly, to implement the declassification of the Board in conformity with Delaware law, our stockholders must also approve Proposal 3 to permit stockholders to remove directors without cause.

Similarly, the amendment to the By-Laws contemplated in Proposal 3 is expressly conditioned on the approval of Proposal 2. As a result, if stockholders do not approve Proposal 2, there will be no change to the director removal provisions in Article II of our By-Laws even if stockholders approve Proposal 3.

What will happen if stockholders approve both Proposal 2 and Proposal 3?

If stockholders approve both Proposal 2 and Proposal 3, the following will occur:

Amendments to Certificate of Incorporation and By-Laws

Section 3 of Article VI of our Certificate of Incorporation and Sections 2, 4 and 5 of Article II of our By-Laws would be amended as set forth in Appendix A and Appendix B, respectively, to this Proxy Statement. As a result of these amendments, the Board would be declassified and stockholders would be permitted to remove a director at any time with or without cause.

Election of Director Nominees at the Annual Meeting

Assuming each is elected at the Annual Meeting, each of Rita Hayes, Lewis M. Johnson and Dennis A. Wong would be elected to a one-year term expiring at our 2020 annual meeting, regardless that they currently serve as Class II directors and would otherwise serve a term ending at the 2022 annual meeting.

Remaining Directors Would Serve the Remainder of Their Terms	●	Each of D. Kyle Cerminara, Larry G. Swets, Jr. and Scott D. Wollney would continue to serve as directors in the class whose term ends at our 2020 annual meeting. At our 2020 annual meeting, Messrs. Cerminara, Swets and Wollney and the directors elected at this Annual Meeting or their successors (but not those directors serving in the class whose term ends at the 2021 annual meeting) who are nominated by our Board to serve as directors would stand for election to serve one-year terms.

	●	Each of Marsha G. King, E. Gray Payne and Douglas N. Raucy or their successors would continue to serve as directors in the class whose term ends at our 2021 annual meeting. At our 2021 annual meeting and at each annual meeting thereafter, all directors would stand for election to serve one-year terms.

For more information on the background and impact of Proposal 2 and Proposal 3, see “Proposal 2 — Approval of Amendments to the Certificate of Incorporation and By-Laws to Declassify the Board of Directors and to Provide for Directors to be Elected Annually” and “Proposal 3 — Approval of an Amendment to the By-Laws to Permit Stockholders to Remove a Director With or Without Cause.”

What will happen if stockholders do not approve Proposal 2 and/or Proposal 3?

If stockholders do not approve Proposal 2 and Proposal 3, or only approve one of those proposals, our Certificate of Incorporation and By-Laws will not be amended as set forth in Appendix A and Appendix B, respectively, to this Proxy Statement, and our Board will continue to be classified, with directors serving staggered three-year terms. In this event, the director nominees standing for election at the Annual Meeting would remain in their current class and be elected for the term described under “Proposal 1 — Election of Directors.” Additionally, stockholders would only be able to remove directors for cause.

6

Who will conduct the proxy solicitation and how much will it cost?

We plan to engage Alliance Advisors LLC to assist in the solicitation of proxies for the Annual Meeting and estimate that we will pay Alliance Advisors LLC a fee of approximately $15,000, including reimbursement of reasonable out-of-pocket expenses and disbursements incurred in connection with the proxy solicitation. It is anticipated that Alliance Advisors LLC will employ approximately 25 persons to solicit stockholders of the Company for the Annual Meeting. We have also agreed to indemnify Alliance Advisors LLC against certain losses, costs and expenses. In addition, proxies may be solicited on our behalf by our directors, officers or employees in person or by mail, telephone, facsimile or electronic communications, but no additional compensation will be paid to them. We have also requested brokerage houses and other custodians, nominees and fiduciaries to forward soliciting material to beneficial owners and have agreed to reimburse those institutions for their out-of-pocket expenses.

What should I do if I have questions?

You should contact Alliance Advisors LLC, our proxy solicitor, toll-free at 844-876-6187 with any questions about the Annual Meeting or any of the proposals to be voted upon at the Annual Meeting, or to obtain additional copies of this Proxy Statement or additional proxy cards.

How can I contact the members of the Board?

Stockholders may communicate with the full Board or individual directors by submitting such communications in writing to 1347 Property Insurance Holdings, Inc., Attn: Board of Directors (or the name of the individual director(s)), 7861 Woodland Center Blvd., Tampa, Florida 33614. Such communications will be delivered directly to the director(s).

PROPOSAL 1 — ELECTION OF DIRECTORS

The Company’s Board of Directors currently consists of nine directors divided into three classes, with each class being elected to a three-year term. At each annual meeting, only one class of directors stands for election. As more fully described under “Proposal 2 — Approval of Amendments to the Certificate of Incorporation and By-Laws to Declassify the Board of Directors and to Provide for Directors to be Elected Annually,” we are seeking stockholder approval at the Annual Meeting to amend our Certificate of Incorporation and By-Laws to declassify the Board of Directors and to provide for directors to be elected annually. If our stockholders approve declassification of the Board, our directors will be elected to one-year terms on a go-forward basis, beginning with the nominees standing for election at the Annual Meeting. If our stockholders do not approve the declassification of the Board, then the Board will remain classified, directors will continue to serve for staggered three-year terms, and our director nominees at this Annual Meeting will be elected for the term indicated in the table below.

The Board of Directors, based on the recommendation of the Nominating and Corporate Governance Committee, has nominated Rita Hayes, Lewis M. Johnson and Dennis A. Wong to stand for election as directors at this year’s Annual Meeting. Ms. Hayes and Messrs. Johnson and Wong presently serve in the class of directors (Class II) whose term expires at the Annual Meeting. Ms. Hayes was appointed to the Board in January 2019, Mr. Johnson was appointed to the Board in April 2017 and Mr. Wong was appointed to the Board in August 2015. Mr. Johnson was also appointed Co-Chairman of the Board in May 2018.

Depending on the outcome of the vote on Proposals 2 and 3, each director nominee, if re-elected at the Annual Meeting, will hold office for a term expiring as follows and until his or her successor has been duly elected and qualified or until his or her earlier death, retirement, resignation or removal:

Director Nominee	Expiration of Term if Declassification of Board (Proposals 2 and 3) is Approved	Expiration of Term if Declassification of Board (Proposals 2 and 3) is Not Approved
Rita Hayes	2020 Annual Meeting	2022 Annual Meeting
Lewis M. Johnson	2020 Annual Meeting	2022 Annual Meeting
Dennis A. Wong	2020 Annual Meeting	2022 Annual Meeting

If stockholders do not approve the proposals related to declassification of the Board (Proposals 2 and 3), our Board will continue to be classified, with directors serving staggered three-year terms. In this event, the director nominees standing for election at this Annual Meeting will remain in their class and be elected for the term set forth in the table above.

The Board of Directors knows of no reason that Ms. Hayes or Messrs. Johnson or Wong might be unavailable to serve as directors, and each has agreed to serve, if elected. If Ms. Hayes or Messrs. Johnson or Wong is unable to serve, the shares represented by all valid proxies will be voted “FOR” the election of such substitute nominee as the Board of Directors may recommend. There are no arrangements or understandings between any of the persons nominated to be a director and any other person pursuant to which any of such nominees was selected to stand for election.

7

Required Vote

The election of a director requires the affirmative vote of a plurality of the votes cast by the holders of shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors, provided that a quorum is represented at the meeting. A “plurality” means that the individuals who receive the largest number of votes are elected as directors up to the maximum number of directors to be elected at the meeting. Therefore, proxies marked “WITHHOLD” and “broker non-votes” will have no impact on the election of directors. Properly executed proxies submitted pursuant to this solicitation will be voted “FOR” the election of Ms. Hayes and Messrs. Johnson and Wong as directors, unless specified otherwise.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF RITA HAYES, LEWIS M. JOHNSON AND DENNIS A. WONG AS DIRECTORS.

Director Nominees Standing for Election:

Rita Hayes, age 76, was appointed to our Board of Directors on January 11, 2019. Ms. Hayes has been Chair of Hayes International Advisors, LLC since 2013, where she counsels industry and institutional leaders on a range of economic, political and regulatory matters. She served as an expert for the International Chamber of Commerce’s World Business Summit in 2008. Ms. Hayes served as Deputy U.S. Trade Representative and Ambassador to the World Trade Organization (WTO), a post to which she was nominated by President Bill Clinton and unanimously confirmed by the U.S. Senate, from November 1997 through August 2001, during which time she served as Acting U.S. Trade Representative from January through March 2001. From 2001 through December 2006, she held the position of Deputy Director General of the World Intellectual Property Organization (WIPO) to which she was approved by the 184 Member States. At the conclusion of her appointment at WIPO, she served as Senior Advisor in Hogan & Hartson LLP’s Geneva, Switzerland office. Confirmed by the U.S. Senate in 1996, Ms. Hayes served from 1996 to 1997 as U.S. Chief Textile Negotiator in the Office of the U.S. Trade Representative (USTR) in Washington, D.C. From 1983 to 1992, Ms. Hayes served as Chief of Staff for two members of the U.S. Congress. Ms. Hayes received a Bachelor of Arts from the University of Georgia, an honorary degree as Doctor of Humane Letters from the College of Charleston and an honorary degree as Doctorate of Outstanding Public Service from the University of South Carolina. We believe Ms. Hayes’ extensive record of public and private service uniquely qualifies her to serve on our Board of Directors.

Lewis M. Johnson, age 50, was appointed to our Board of Directors on April 3, 2017, and became Co-Chairman of our Board of Directors on May 31, 2018. Since April 2012, Mr. Johnson has served as President, Co-Founder and Partner of Fundamental Global Investors, LLC, an SEC registered investment advisor that manages equity and fixed income hedge funds and is the largest stockholder of the Company. In addition, since April 2012, Mr. Johnson has served as Co-Chief Investment Officer of CWA Asset Management Group, LLC (d/b/a Capital Wealth Advisors), a wealth advisor and multi-family office affiliated with Fundamental Global Investors, LLC. Prior to co-founding Fundamental Global Investors, LLC and partnering with Capital Wealth Advisors, Mr. Johnson was a private investor from 2010 to 2012. From 2008 to 2010 Mr. Johnson served as Portfolio Manager and Managing Director at Louis Dreyfus Highbridge Energy. Previously Mr. Johnson was a Senior Vice President, Portfolio Manager and Analyst at Pequot Capital from 2006 to 2007. Prior to joining Pequot Capital, he was a Vice President and Analyst at T. Rowe Price from 2000 to 2006. He interned as an Analyst at Capital Research and Management during the summer of 1999 and worked as a Vice President at AYSA from 1992 to 1998. Mr. Johnson received an MBA from the Wharton School of Business at the University of Pennsylvania in addition to a M.A. in Political Science and a B.A. in International Studies from Emory University, where he graduated Magna Cum Laude and was a member of Phi Beta Kappa. Mr. Johnson is a member of the Board of Directors of a number of publicly-held companies, including Ballantyne Strong, Inc. (NYSE American: BTN), a holding company with diverse business activities focused on serving the cinema, retail, financial and government markets, since May 2016; BK Technologies Corporation (NYSE American: BKTI), a publicly traded manufacturer which recently reorganized into a holding company structure, since May 2016; and Itasca Capital, Ltd. (TSXV: ICL) (formerly Kobex Capital Corp.), a publicly-traded investment firm, since June 2018. Mr. Johnson was also appointed Co-Chairman of BK Technologies, Inc. (now BK Technologies Corporation) in June 2018 and Co-Chairman of Ballantyne Strong, Inc. in April 2019. We believe Mr. Johnson’s extensive experience in the financial industry, including asset investment, capital allocation, finance and financial analysis of public companies, qualify him to serve on our Board of Directors. We believe Mr. Johnson brings to the Board the perspective of one of the Company’s largest stockholders.

Dennis A. Wong, age 50, has served as a member of our Board of Directors since August 2015. Since 2005, Mr. Wong has served as the owner of and a consultant with Insurance Resolution Group, a consulting firm focused on providing strategic advisory and financial consulting to domestic and international companies with insurance or insurance related operations. From 1997 to 2005, Mr. Wong worked in a variety of corporate roles with Kemper Insurance Companies, a leading national insurance provider, including as Chief Financial Officer of its international operations. From 1991 to 1997, Mr. Wong worked as a public accountant with KPMG LLP, where he specialized in accounting and operational advisory services for the insurance industry. Mr. Wong obtained a Bachelor of Arts degree in Economics with an Accountancy Cognate from the University of Illinois. Mr. Wong is a Certified Public Accountant. We believe Mr. Wong’s qualifications to serve on our Board of Directors include his insurance industry experience, as well as his experience as an auditor for various insurance companies.

8

Continuing Directors Serving a Term Expiring in 2020:

D. Kyle Cerminara, age 42, was appointed to our Board of Directors on December 27, 2016 and became Chairman of our Board of Directors on May 11, 2018. Mr. Cerminara is the Chief Executive Officer and Chairman of the Board of Ballantyne Strong, Inc., a holding company with diverse business activities focused on serving the cinema, retail, financial and government markets. Mr. Cerminara assumed responsibilities as Chairman of the Board of Ballantyne Strong in May 2015 and as Chief Executive Officer in November 2015. Since April 2012, Mr. Cerminara has also served as the Chief Executive Officer, Co-Founder and Partner of Fundamental Global Investors, LLC, an SEC registered investment advisor that manages equity and fixed income hedge funds and is the largest stockholder of the Company. In addition, Mr. Cerminara is Co-Chief Investment Officer of CWA Asset Management Group, LLC (d/b/a Capital Wealth Advisors), a wealth advisor and multi-family office affiliated with Fundamental Global Investors, LLC, which position he has held since December 2012. Mr. Cerminara is a member of the Board of Directors of a number of publicly-held companies focused in the insurance, building infrastructure, technology and communication sectors, including Ballantyne Strong, Inc. (NYSE American: BTN), since February 2015; BK Technologies Corporation (NYSE American: BKTI), a publicly traded manufacturer which recently reorganized into a holding company structure, since July 2015; Itasca Capital, Ltd. (TSXV: ICL) (formerly Kobex Capital Corp.), a publicly-traded investment firm, since June 2016; and Limbach Holdings, Inc. (Nasdaq: LMB), a company which provides building infrastructure services, since March 2019. He was appointed Chairman of BK Technologies, Inc. (now BK Technologies Corporation) in March 2017 and Chairman of Itasca Capital, Ltd. in June 2018. He also served on the Board of Directors of Iteris, Inc. (Nasdaq: ITI), a publicly-traded, applied informatics company, from August 2016 to November 2017, and Magnetek, Inc., a publicly-traded manufacturer, in 2015. He also serves on the Board of Directors of Blueharbor Bank. He previously served as a Trustee of StrongVest ETF Trust, which was an open-end management investment company, from July 2016 until October 2019. Prior to these roles, Mr. Cerminara was a Portfolio Manager at Sigma Capital Management from 2011 to 2012, a Director and Sector Head of the Financials Industry at Highside Capital Management from 2009 to 2011, and a Portfolio Manager and Director at CR Intrinsic Investors from 2007 to 2009. Before joining CR Intrinsic Investors, Mr. Cerminara was a Vice President, Associate Portfolio Manager and Analyst at T. Rowe Price from 2001 to 2007 and an Analyst at Legg Mason from 2000 to 2001. Mr. Cerminara received an MBA from the Darden School of Business at the University of Virginia and a B.S. degree in Finance and Accounting from the Smith School of Business at the University of Maryland, where he was a member of Omicron Delta Kappa, an NCAA Academic All American and Co-Captain of the men’s varsity tennis team. He also completed a China Executive Residency at the Cheung Kong Graduate School of Business in Beijing, China. Mr. Cerminara holds the Chartered Financial Analyst (CFA) designation. We believe Mr. Cerminara brings to the Board the perspective of one of the Company’s largest stockholders. He also offers to the Board valuable insights obtained through his management and operational experience and extensive experience in the financial industry, including investing, capital allocation, finance and financial analysis of public companies.

Larry G. Swets, Jr., age 44, has served as a member of our Board of Directors since November 21, 2013 and served as our Chairman from March 5, 2017 to May 11, 2018. Mr. Swets founded Itasca Financial LLC, an advisory and investment firm, in 2005 and has served as its managing member since inception. He is also the founder and President of Itasca Golf Managers, Inc., a management services and advisory firm focused on real estate and hospitality. Mr. Swets has served as a director and the Chief Executive Officer of Itasca Capital Ltd. (TSXV: ICL) since June 2016. Previously, he served as the Chief Executive Officer of Kingsway Financial Services Inc. (KFSI) from July 2010 to September 2018, as its President from July 2010 until March 2017, and as Executive Vice President of Corporate Development from January 2010 to July 2010. Prior to founding Itasca Financial LLC, Mr. Swets served as an insurance company executive and advisor, including the role of Director of Investments and Fixed Income Portfolio Manager for Kemper Insurance. At Kemper Insurance, he also evaluated business units, executed corporate transactions and divestitures, and developed financial projections and analysis for the company during its runoff stage. Mr. Swets began his career in insurance as an intern in the Kemper Scholar program in 1994. Mr. Swets is a member of the board of directors of Limbach Holdings, Inc. (Nasdaq: LMB), Insurance Income Strategies, Ltd., Alexian Brothers Foundation, and Unbounded Media Corporation. Previously, he served as a member of the board of directors of KFSI from September 2013 to December 2018, Atlas Financial Holdings, Inc. from December 2010 to January 2018, FMG Acquisition Corp. (Nasdaq: FMGQ) from May 2007 to September 2008, United Insurance Holdings Corp. from 2008 to March 2012 and Risk Enterprise Management Ltd. from November 2007 to May 2012. He is currently a member of the Young Presidents’ Organization. Mr. Swets earned a master’s degree in Finance from DePaul University in 1999 and a bachelor’s degree from Valparaiso University in 1997. He also holds the Chartered Financial Analyst designation. We believe Mr. Swets’s qualifications to serve on our Board of Directors include his more than eleven years of executive management and leadership experience in the insurance industry.

Scott D. Wollney, age 51, was appointed to our Board of Directors on March 30, 2015. Since December 2010, Mr. Wollney has served as the President, Chief Executive Officer and Director of Atlas Financial Holdings, Inc. (Nasdaq: AFH), a specialty commercial automobile insurance company. From July 2009 until December 2010, Mr. Wollney was President and Chief Executive Officer of Kingsway America Inc. (KAI), a property and casualty holding company and subsidiary of Kingsway Financial Services Inc. From May 2008 to March 2009, he was the President and Chief Executive Officer of Lincoln General Insurance Company (a subsidiary of KAI), a property and casualty insurance company. Mr. Wollney co-founded Avalon Risk Management, Inc., an insurance broker, in 1998 and served as its President from 2002 to 2008. Mr. Wollney has more than 26 years of experience in property and casualty insurance. During his tenure in the industry, Mr. Wollney has held executive positions at both insurance companies as well as brokerage operations. Mr. Wollney is a MBA graduate of Northwestern University’s Kellogg School of Management with a concentration in finance and management strategy and holds a Bachelor of Arts degree from the University of Illinois. We believe Mr. Wollney’s qualifications to serve on our Board of Directors include his direct operating experience with respect to numerous disciplines which are critical to the insurance business.

9

Continuing Directors Serving a Term Expiring in 2021:

Marsha G. King, age 52, was appointed to our Board of Directors on January 11, 2019. Ms. King has served as President of SkillPoint Consulting, Inc., where she consults with executives to improve their overall business and leadership performance, since January 2007. She has also taught as an adjunct professor at Northwestern University, The George Washington University, The Pennsylvania State University, Johns Hopkins University and Georgetown University since 1998. Prior to joining SkillPoint Consulting, Ms. King worked at Capital One Financial Corporation from September 1999 to January 2007, where she served as director of leadership acceleration before being promoted to Managing Vice President, Human Resources in October 2002. Prior to that, Ms. King served as an executive coach at Development Dimensions International, Inc., a global human resource consulting firm, from August 1998 to September 1999. Ms. King received a Bachelor of Science in Business Administration from The Ohio State University and a Master of Education in Instructional Systems Design/Multimedia and Ph.D. in Organizational Development from The Pennsylvania State University. We believe Ms. King’s talent development experience and educational background qualify her to serve on our Board of Directors.

E. Gray Payne, age 71, was elected to our Board of Directors on May 31, 2018. He served as Senior Vice President of The Columbia Group (“TCG”) from September 2010 to September 2017, where he was responsible for managing the Marine Corps Programs Division (since September 2010) and the Navy Programs Division (since October 2013), with combined annual revenue of approximately $30 million. TCG is a federal consulting firm working with the Department of Defense, Department of Homeland Security, NOAA and private clients. TCG consults in the areas of logistics, acquisitions, program management, information technology, training, marine architecture and engineering, and command and control systems. Since December 2011, General Payne has also provided consulting services to and served on the Advisory Council of Marstel-Day, LLC, located in Fredericksburg, Virginia, which consults in the areas of conservation, environmental compliance, and encroachment. Prior to September 2010, General Payne was on active duty with the Marine Corps for 10 years, retiring as a Major General. Prior to March 2001, he worked with a number of companies in various capacities, including as a management consultant, Chief Financial Officer, Chief Operating Officer, and Chief Executive Officer. General Payne currently serves on the Board of Directors of BK Technologies Corporation (NYSE American: BKTI), a publicly traded manufacturer which recently reorganized into a holding company structure, since January 2017, and currently serves on the following non-profit boards: The Marine Corps Association & Foundation (since 2004), where he serves as Chairman of the Board of The Marine Corps Association, VetCV (since December 2017) and National Wildlife Refuge Association (since June 2018). He received a B.S. in Economics from North Carolina State University and a M.S. in Strategic Studies from U.S. Army War College. We believe General Payne’s 40 years of service in the Marine Corps, as well as 18 years of experience in the private sector in the areas of financial management, operational improvement and strategic planning, qualify him to serve on our Board of Directors.

Douglas N. Raucy, age 63, has served as our President and Chief Executive Officer and as a member of our Board of Directors since the inception of the Company in October 2012. He has served in the same positions at our wholly-owned subsidiary companies, Maison and MMI, since their inception in October 2012. Prior to joining the Company, Mr. Raucy served as the Chief Executive Officer and President and as a member of the Board of Directors of Access Home Holdings LLC, Access Home Insurance Company and Access Home Managers LLC from August 2011 to October 2012. He also served as the Chief Executive Officer and President and as a member of the Board of Directors of Prepared Holdings LLC, Prepared Insurance Company and Prepared Managers LLC. From January 2001 to August 2008, he served as the Chief Operating Officer of the Institute of Business and Home Safety (IBHS), a property mitigation firm that focuses on disaster-resistance property research and education. Mr. Raucy’s prior executive experience also includes positions held during his 20 year tenure at Allstate Insurance Company, including his role as the Director and Founder of the National Catastrophe Team and National Catastrophe Center from 1995 through 2001, where he led Allstate Insurance Company’s efforts for every major national catastrophe. He previously served as a member of the advisory board for Marshall Swift/Boech and a consultant to the Ocean Research & Resources Advisory Panel, a U.S. federal advisory committee studying the effects of the ocean on global weather patterns. Mr. Raucy obtained a bachelor’s degree from Utah State University. We believe Mr. Raucy’s business and management experience make him a qualified and valuable member of our Board of Directors.

10

Board Diversity

We recognize the value of diversity at the Board level and believe that our Board currently comprises an appropriate mix of background, diversity and expertise. In particular, we currently have two female directors and our directors, overall, have significant experience in a variety of industries and sectors, including, among others, the insurance industry, the financial industry, military operations and political and diplomatic operations. We believe that the diversity of our directors enriches our Board by encouraging fresh perspectives and bringing new and valuable insights to the Board.

Board Meetings

During the year ended December 31, 2018, the Board of Directors held 13 formal meetings. In 2018, no director attended fewer than 75% of (i) the total number of meetings held by the Board of Directors during the period for which he was a director; and (ii) the total number of meetings held by all committees of the Board of Directors on which he served (during the period that the director served). Independent members of our Board of Directors also meet in executive session without management present.

Director Independence

The Board has determined that five of its members are “independent directors” (including two of the three directors standing for election at the Annual Meeting, excluding Mr. Johnson) as defined under the applicable rules of the Nasdaq and the Securities and Exchange Commission (the “SEC”). The five independent directors currently serving on the Board are Rita Hayes, Marsha G. King, E. Gray Payne, Scott D. Wollney and Dennis A. Wong. In addition, Joshua S. Horowitz, who served on the Board during 2018 until the expiration of his term at our 2018 annual stockholder meeting held on May 31, 2018, was determined to be “independent” under the applicable rules during the period of time he served in 2018. In making its determination of independence, the Board of Directors considered questionnaires completed by directors and any relationships and transactions between the Company and all entities with which the directors are involved. Nasdaq’s listing rules require that the Board of Directors be comprised of a majority of independent directors. Upon the recommendation of the Nominating and Corporate Governance Committee, Mss. Hayes and King were appointed to the Board on January 11, 2019.

Board Leadership Structure and Risk Oversight

Our Company has a separate Chairman and Co-Chairman of the Board and Chief Executive Officer. The Chairman of the Board is D. Kyle Cerminara and the Co-Chairman of the Board is Lewis M. Johnson, and the Company’s current Chief Executive Officer is Douglas N. Raucy. The Board believes it is in the Company’s best interest to have a separate Chairman and Co-Chairman of the Board and Chief Executive Officer so that the Chief Executive Officer can devote his time and energy on the day-to-day management of the business, while the Company’s Chairman and Co-Chairman, currently Messrs. Cerminara and Johnson, respectively, can each focus on providing advice and oversight of management. Because the Company’s Chairman and Co-Chairman are appointed annually by the Company’s non-management directors, such directors are able to evaluate the leadership and performance of the Chairman and Co-Chairman each year.

Our Board of Directors does not have a policy on whether the same person should serve as both the Chief Executive Officer and the Chairman of the Board or, if the roles are separate, whether the Chairman should be selected from the non-employee directors or should be an employee. Our Board believes that it should have the flexibility to periodically determine the leadership structure that it believes is best for the Company. Currently, the positions of Chairman of the Board and Chief Executive Officer are separated. The Chief Executive Officer currently serves as the only member of management on the Board.

The Chairman of the Board or, if the Chairman is unable to do so, the Co-Chairman of the Board, typically presides at all meetings of the Board. The Chairman’s and Co-Chairman’s role also includes providing feedback on the direction and performance of the Company, setting the agenda of meetings of the Board of Directors and leading the Board of Directors in anticipating and responding to changes in our business.

Our Board is actively involved in oversight of risks that could affect the Company. This oversight is conducted primarily through the three standing committees of the Board as disclosed in the descriptions of each of the committees herein and in the charters of each of the committees, but the full Board has retained responsibility for overall supervision of risk management efforts as they relate to the key business risks we face. Management identifies, assesses and manages the risks most critical to our operations and routinely advises our Board regarding those matters. Areas of material risk may include operational, financial, legal and regulatory, human capital, information technology and security, and strategic and reputational risks. Our Board satisfies its oversight responsibility through full reports by each committee chair regarding the applicable committee’s considerations and actions, as well as through regular reports directly from members of management responsible for oversight of particular risks within the Company. The Audit Committee considers and discusses financial risk exposures. The Compensation and Management Resources Committee assesses and monitors whether any of the Company’s compensation policies and programs have the potential to encourage excessive risk-taking. The Nominating and Corporate Governance Committee monitors the effectiveness of the Company’s corporate governance policies and the selection of prospective board members and their qualifications. In addition, General Payne, as the chair of the Nominating and Corporate Governance Committee, takes an active role in corporate governance matters. The Board believes that the leadership structure described above facilitates the Board’s oversight of risks because it allows the Board, working through its committees, to participate actively in the oversight of management actions. The Board believes that its role in risk oversight does not affect the Board’s leadership structure.

11

Like all businesses, we also face threats to our cybersecurity, as we are reliant upon information systems and the Internet to conduct our business activities. In light of the pervasive and increasing threat from cyberattacks, the Audit Committee, with input from management, assesses the Company’s cybersecurity and other information technology risks and threats and the measures implemented by the Company to mitigate and prevent cyberattacks, and the Board receives periodic reports on the Company’s cybersecurity program.

Hedging and Pledging Policy

Under the Company’s Insider Trading Policy, all directors, officers and employees of the Company and its subsidiaries are prohibited from engaging in any hedging transactions involving Company securities or equity securities of any subsidiaries of the Company, holding Company securities in a margin account or pledging Company securities as collateral.

Policy Concerning Director Attendance at Annual Stockholders’ Meetings

While we encourage all members of our Board of Directors to attend our annual stockholders’ meetings, there is no formal policy as to their attendance at annual stockholders’ meetings. All current members of our Board of Directors serving at the time of the 2018 Annual Stockholders’ Meeting attended the 2018 Annual Stockholders’ Meeting.

Code of Ethics

We have adopted a code of ethics applicable to all officers, employees and directors of the Company, including our principal executive officer, principal financial officer, principal accounting officer and controller. Our code of ethics has been posted on our corporate website: www.1347pih.com under the heading “Governance Documents.”

Board Committees and Committee Member Independence

Our Board of Directors has an Audit Committee, a Compensation and Management Resources Committee, and a Nominating and Corporate Governance Committee. The composition of each committee as of the date of this Proxy Statement is outlined in the table and footnotes below. Our Board of Directors utilizes the Nasdaq rules and independence standards in determining whether its members are independent.

	Audit Committee(1)	Compensation and Management Resources Committee(2)	Nominating and Corporate Governance Committee(3)
Dennis A. Wong	XC
E. Gray Payne	X	XC	XC
Marsha G. King		X
Rita Hayes			X
Scott D. Wollney	X	X	X

C – Indicates committee chair.

(1)	Reflects the composition of the Audit Committee as of December 31, 2018.

(2)	As of December 31, 2018, the Compensation and Management Resources Committee was composed of General Payne (chair) and Mr. Wollney. Ms. King was appointed to the committee effective January 11, 2019 in connection with her appointment to the Board of Directors on the same date.

(3)	As of December 31, 2018, the Nominating and Corporate Governance Committee was composed of General Payne (chair) and Mr. Wollney. Ms. Hayes was appointed to the committee effective January 11, 2019 in connection with her appointment to the Board of Directors on the same date.

The following is a summary of the respective responsibilities of the Audit Committee, Compensation and Management Resources Committee and the Nominating and Corporate Governance Committee. The Board of Directors has approved and adopted a written charter for each of the committees listed, copies of which are posted on the Company’s website at www.1347pih.com under the heading “Governance Documents.”

12

Audit Committee. The Audit Committee was appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities with respect to the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the external auditor’s qualifications, independence, and performance, and the performance of the Company’s internal audit function. The Audit Committee’s primary duties and responsibilities are to:

●	Oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company.

●	Identify and monitor the management of the principal risks that could impact the financial reporting of the Company.

●	Monitor the integrity of the Company’s financial reporting process and system of internal controls regarding financial reporting and accounting appropriateness and compliance.

●	Recommend the appointment of and monitor the independence and performance of the Company’s external auditors and the appointed actuary.

●	Provide an avenue of communication among the external auditors, the appointed actuary, management, and the Board.

●	Review the annual audited and quarterly financial statements with management and the external auditors.

The Audit Committee is also responsible for discussing policies with respect to risk assessment and risk management, including regularly reviewing the Company’s cybersecurity and other information technology risks, controls and procedures and the Company’s plans to mitigate cybersecurity risks and respond to data breaches.

Audit committee members must meet the independence requirements of Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the independence requirements of the Nasdaq listing standards and all other applicable rules and regulations. The Board of Directors has determined that Mr. Wong is the “audit committee financial expert” as that term is defined in SEC regulations. Each member of the Audit Committee is independent and satisfies the applicable requirements for Audit Committee membership under the Nasdaq rules. The Audit Committee held nine meetings during the year ended December 31, 2018.

Compensation and Management Resources Committee. The primary purpose of the Compensation and Management Resources Committee, or the Compensation Committee, is to assist the Board of Directors in discharging its responsibilities with respect to compensation of the Company’s executive officers and subsidiary presidents and to provide recommendations to the Board in connection with directors’ compensation. The Compensation Committee’s primary duties and responsibilities are to:

●	Develop guidelines for and determine the compensation and performance of the executive officers of the Company.

●	Recommend to the Board incentive and equity-based plans and administer such plans, oversee compliance with the requirements under the Nasdaq listing standards that stockholders of the Company approve equity incentive plans (with limited exceptions), and approve grants of equity and equity-based awards.

●	Review recommendations from the Chief Executive Officer with respect to compensation for the other executive officers, including benefits and perquisites, incentive-compensation plans and equity-based plans for recommendation to the Board.

●	Oversee risks relating to the Company’s compensation policies, practices and procedures.

●	Review and discuss with management the proxy disclosures regarding executive compensation required to be included in the Company’s proxy statement and periodic reports with the SEC, each in accordance with applicable rules and regulations of the SEC and other authority.

●	Evaluate the results of the stockholder advisory vote on executive compensation when held.

●	Review director compensation levels and practices, and recommend, from time to time, changes in such compensation levels and practices to Board with equity ownership in the Company encouraged.

The Compensation Committee receives input and recommendations from the Company’s executive officers. Neither the Compensation Committee nor management engaged a compensation consultant for compensation related to the fiscal year ended December 31, 2018. Each Compensation Committee member is independent and satisfies the applicable requirements for Compensation Committee membership under the Nasdaq rules. The Compensation Committee held nine meetings during the year ended December 31, 2018.

13

Nominating and Corporate Governance Committee. The purpose of the Nominating and Corporate Governance Committee, or the Nominating Committee, is to:

●	Identify, evaluate and recommend individuals qualified to become members of the Board of Directors, consistent with criteria approved by the Board of Directors.

●	Select, or recommend that the Board select the director nominees to stand for election at each annual or special meeting of stockholders of the Company in which directors will be elected or to fill vacancies on the Board.

●	Develop and recommend to the Board a set of corporate governance principles applicable to the Company.

●	Oversee the annual performance evaluation of the Board and its committees and management.

●	Otherwise take a leadership role in shaping and providing oversight of the corporate governance of the Company, including recommending directors eligible to serve on all committees of the Board.

Each Nominating Committee member is independent and satisfies the applicable requirements for Nominating Committee membership under the Nasdaq rules. The Nominating Committee held three meetings during the year ended December 31, 2018.

Although the Nominating Committee has not formulated any specific minimum qualifications that the committee believes must be met by a director-nominee that the committee recommends to the Board, the factors it will take into account will include judgement, skill, diversity, experiences with businesses and other organizations of comparable size and scope, the interplay of the candidate’s experience with the experience of other directors, and the extent to which the candidate would be a desirable addition to the Board of Directors and any committees of the Board.

The Nominating Committee will consider recommendations for directorships submitted by stockholders. Any such director nominee recommendations must be addressed to the Secretary of the Company, 7861 Woodland Center Blvd., Tampa, Florida 33614, and include appropriate biographical information concerning each proposed nominee. The secretary will forward recommendations to the Nominating Committee and those candidates will be given the same consideration as all other candidates. Each recommendation should set forth the candidate’s name, age, business address, business telephone number, residence address, and principal occupation or employment as well the submitting stockholder’s name, address and telephone number and number of shares held. The committee may require the recommended candidate to furnish additional information.

The Board also has a Reinsurance and Risk Committee, an Investment Committee and a Legal Committee.

DIRECTOR COMPENSATION

Under our director compensation program, we provide compensation to our non-employee directors. Directors who are employees of the Company do not receive compensation for their service as directors. On August 22, 2018, we modified the compensation program for all non-employee directors of the Company. The new program was adopted to remain competitive in attracting and retaining qualified board members and to better align director compensation to other public companies of comparable size to the Company. The terms of the new program are as follows:

●	Each non-employee director will receive an annual cash retainer of $50,000, paid in quarterly installments, beginning September 1, 2018;

●	Both the Chairman and Co-Chairman of the Board will receive an additional annual cash retainer of $75,000 each, paid in quarterly installments, beginning September 1, 2018;

●	The Chairman of the Audit Committee will receive an additional cash retainer of $15,000, paid in quarterly installments, beginning September 1, 2018;

●	The Chairman of the Compensation Committee as well as the Chairman of the Nominating and Corporate Governance Committee will each receive an additional cash retainer of $5,000, paid in quarterly installments, beginning September 1, 2018;

●	Each of the members of the Audit, Compensation, and Nominating and Corporate Governance Committees (excluding the Chairman of each of those committees), will each receive an additional cash retainer of $2,000, paid in quarterly installments, beginning September 1, 2018;

●	Each non-employee director will receive an annual grant of restricted stock units (“RSUs”) with a value of $40,000, vesting in five equal annual installments, beginning with the first anniversary of the grant date; and

●	Each non-employee director will receive reimbursement of reasonable out-of-pocket expenses for attending board and committee meetings.

14

Following the adoption of the new director compensation program, which provides for an annual grant of RSUs with a value of $40,000, on August 22, 2018, the Compensation Committee granted 5,714 RSUs with a value of $40,000 to each of the Company’s six non-employee directors then serving on the Board. The RSUs vest in five equal annual installments, beginning with the first anniversary of the grant date, provided that, if the director makes himself available and consents to be nominated by the Company for continued service as a director of the Company, but is not nominated by the Board for election by stockholders, other than for good reason as determined by the Board in its discretion, then the next 20% tranche of RSUs shall vest as of the director’s last date of service as a director of the Company.

The Company’s 2018 Equity Incentive Plan provides that the aggregate grant date fair value of all awards granted to any single non-employee director during any single calendar year (determined as of the applicable grant date(s) under applicable financial accounting rules), taken together with any cash fees paid to the non-employee director during the same calendar year, may not exceed $200,000.

Prior to September 1, 2018, non-employee directors were compensated with cash payments that included an annual fee of $50,000 paid in four equal quarterly installments, to each member of the Board serving at each payment date, as well as an additional $25,000 paid to the Chairman of the Board and an additional $15,000 paid to the Chairman of the Audit Committee.

The following table sets forth information with respect to compensation earned by each of our non-employee directors for the year ended December 31, 2018. Mr. Raucy did not receive any compensation for his service as a director as he is the President and Chief Executive Officer of the Company. Ms. Hayes and Ms. King did not receive any compensation during 2018 as they were appointed to our Board on January 11, 2019.

Non-Employee Director	Fees Earned or Paid in Cash ($)(4)	Stock Awards ($)(5)	Total ($)
D. Kyle Cerminara(1)	78,646	40,000	118,646
Joshua S. Horowitz(2)	20,833	—	20,833
Lewis M. Johnson(1)	78,646	40,000	118,646
E. Gray Payne	33,167	40,000	73,167
Larry G. Swets, Jr.(3)	59,375	40,000	99,375
Scott D. Wollney	52,000	40,000	92,000
Dennis A. Wong	65,000	40,000	105,000

1.	Mr. Cerminara was appointed as Chairman of the Board on May 11, 2018 and Mr. Johnson was appointed as Co-Chairman of the Board on May 31, 2018.

2.	Mr. Horowitz served as a director of the Company during the 2018 fiscal year and was not re-nominated for re-election to the Board at our 2018 annual stockholder meeting held on May 31, 2018.

3.	Mr. Swets served as our Chairman of the Board during the 2018 fiscal year until May 11, 2018.

4.	In addition to their compensation, directors are reimbursed for travel and other reasonable out-of-pocket expenses related to their attendance at Board or committee meetings. These expenses have not been included in the table above.

5.	Stock awards represent the aggregate grant date fair value of 5,714 RSUs granted on August 22, 2018 to each non-employee director then serving on our Board. The aggregate grant date fair value for the RSUs has been presented in the table above in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. For additional information relating to the assumptions made in valuing and expensing these awards, please see Note 2 – Significant Accounting Policies and Note 10 – Equity Incentive Plans in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018. The RSUs were valued using the closing price of the Company’s common shares on the Nasdaq on the grant date, or $7.00 per share. The RSUs vest in five equal annual installments, beginning on August 22, 2019, provided that, if the director makes himself available and consents to be nominated by the Company for continued service as a director of the Company, but is not nominated by the Board for election by stockholders, other than for good reason as determined by the Board in its discretion, then the next 20% tranche of RSUs shall vest as of the director’s last date of service as a director of the Company.

15

The aggregate number of stock awards and option awards outstanding for each director as of December 31, 2018 were as follows:

●	Mr. Cerminara – 11,047 RSUs.
●	Mr. Johnson – 11,047 RSUs.
●	General Payne – 5,714 RSUs.
●	Mr. Raucy – 44,500 RSUs and 70,984 fully exercisable stock options (issued for his service as an officer of the Company; of the 70,984 options, 65,321 options expired pursuant to their terms on March 31, 2019 and 5,663 options expired pursuant to their terms on April 4, 2019).
●	Mr. Swets – 11,047 RSUs and 17,745 fully exercisable stock options (of the 17,745 options, 16,330 options expired pursuant to their terms on March 31, 2019 and 1,415 options expired pursuant to their terms on April 4, 2019).
●	Mr. Wollney – 5,714 RSUs.
●	Mr. Wong – 11,047 RSUs.

On May 14, 2019, Mr. Swets was appointed as chairman of the Reinsurance and Risk Committee. As chairman, he receives an annual retainer of $75,000, in addition to the compensation that he receives as a director of the Company and/or member of other committees of the Board.

Director Share Matching Arrangements

On May 31, 2017, the Compensation Committee approved a share matching arrangement for certain purchases made by the Company’s non-employee directors. Each non-employee director serving at the time had the opportunity, independently and without assistance from the Company, to purchase up to 3,333 shares of the Company’s common stock, through the open market and during the six months beginning on May 31, 2017 and ending on November 30, 2017, and at the end of the six-month purchase period, the Company agreed to match any such shares purchased by the director with a grant of RSUs of the Company equal to two RSUs for each share purchased by them. Accordingly, on December 15, 2017, the Committee granted 6,666 RSUs to each of Messrs. Swets, Cerminara, Johnson and Wong, and our former director, Mr. Joshua S. Horowitz.

Each RSU entitles the grantee to one share of the Company’s common stock upon vesting. The RSUs vest 20% per year over a period of five years following the date granted, subject to each director’s continued service on the Board, provided that if a director makes himself available and consents to be nominated by the Company for continued service but is not nominated by the Board for election by the stockholders, other than for good reason as determined by the Board in its discretion, then such director’s RSUs shall vest in full as of his last date of service as a director with the Company. Directors are required to maintain ownership of the shares purchased through the full five-year vesting period, except as set forth above. Pursuant to the terms of the share matching arrangement, as Mr. Horowitz was not nominated by the Board for re-election as a director at our 2018 annual stockholder meeting, his 6,666 RSUs vested in full upon the conclusion of the 2018 annual meeting.

2019 Appointment of New Directors and Grants of Restricted Stock Units

On January 11, 2019, the Board appointed Rita Hayes to the Board as a Class II director and Marsha G. King to the Board as a Class I director, effective immediately. Pursuant to the director compensation program, Ms. Hayes and Ms. King were each granted 5,397 RSUs with a value of $26,666 on January 11, 2019. The RSUs vest in five equal annual installments, subject to the director’s continued service on the board, beginning with the first anniversary of the grant date.

On August 13, 2019, the Compensation Committee granted 7,722 RSUs with a value of $40,000 to each of the Company’s eight non-employee directors, representing the annual grant of RSUs for the 2019 fiscal year under the director compensation program. The RSUs vest in five equal annual installments, subject to the director’s continued service on the Board, beginning with the first anniversary of the grant date.

The award agreements for each of the RSU grants made during 2019 discussed above also provide that if a director makes herself or himself available and consents to be nominated by the Company for continued service as a director of the Company, but is not nominated by the Board for election by stockholders, other than for good reason as determined by the Board in its discretion, then the next 20% tranche of RSUs shall vest as of the director’s last date of service as a director of the Company.

16

PROPOSAL 2 — APPROVAL OF AMENDMENTS TO THE CERTIFICATE OF INCORPORATION AND BY-LAWS TO DECLASSIFY THE BOARD OF DIRECTORS AND TO PROVIDE FOR DIRECTORS TO BE ELECTED ANNUALLY

Article VI of our Certificate of Incorporation and Article II of our By-Laws currently divide the Board of Directors into three classes, with the directors of each class serving for staggered three-year terms. Accordingly, only one class of directors currently stands for election at each of the Company’s annual meeting of stockholders, such that stockholders vote on and elect one-third of the Board each year. After carefully considering the advantages and disadvantages of maintaining a classified board structure, the Board believes that declassifying the Board is in the best interests of the Company and its stockholders. Accordingly, the Board has approved, and recommends that our stockholders approve, amendments to our Certificate of Incorporation and By-Laws to declassify the Board and provide for the annual election of directors. We refer to this Proposal 2 as the “Declassification Proposal.”

The proposed amendments to Section 3 of Article VI of our Certificate of Incorporation and Sections 2 and 4 of Article II of our By-Laws contemplated by this proposal are attached to this Proxy Statement as Appendix A and Appendix B, respectively. Additions of text contained in the appendices are indicated by underlining and deletions of text are indicated by strikeouts. You are encouraged to read the proposed amendments in their entirety.

Reasons for the Proposed Amendments

As part of its ongoing commitment to effective corporate governance, the Board regularly reviews the Company’s corporate governance practices to ensure that they are aligned with developments in the Company’s business, changes in regulations and exchange listing requirements, and the continuing evolution of best practices in corporate governance. In conducting this review, the Board, with input from the Nominating and Corporate Governance Committee, considers corporate trends, peer practices, the views of institutional stockholders and the guidelines of proxy advisory firms. From time to time, the Board, along with the Nominating and Corporate Governance Committee, considers the Company’s classified board structure as part of this review.

The Board recently considered the advantages and disadvantages of maintaining a classified board structure in light of the Company’s desire to follow corporate governance best practices. Historically, the Board has viewed the classified structure of the Board as benefiting stockholders by promoting continuity and stability in the management of the business and affairs of the Company and encouraging directors to take a long-term perspective. Although the Board continues to believe that these are important benefits, the Board has considered the fact that classified boards may be viewed as having the effect of reducing the accountability of directors to stockholders. The Board also recognizes the benefit of providing stockholders an annual opportunity to express their satisfaction or dissatisfaction with the actions of the Board. The Board believes it is important for the Board to maintain stockholder confidence by demonstrating that it is responsive and accountable to stockholders and committed to strong corporate governance. After careful consideration of the foregoing matters, the Board, upon the recommendation of the Nominating and Corporate Governance Committee, has determined that an unclassified Board is in the best interests of the Company and its stockholders going forward. Accordingly, the Board has determined that it is appropriate to seek stockholder approval of amendments to our Certificate of Incorporation and By-Laws to declassify the Board and to provide for directors to be elected annually.

Stockholder Approval Condition to the Declassification Proposal

Under Delaware law, directors serving on unclassified boards may be removed by stockholders with or without cause, while directors serving on classified boards may only be removed by stockholders for cause. Article II of our By-Laws currently provides that a director may only be removed by stockholders for cause. Accordingly, to implement the Declassification Proposal in conformity with Delaware law, our stockholders must also approve Proposal 3 to amend our By-Laws to permit stockholders to remove directors without cause.

The implementation of the Declassification Proposal is expressly conditioned on stockholders approving Proposal 3, meaning that the failure of our stockholders to approve Proposal 3 will prevent the declassification of the Board even if stockholders approve the Declassification Proposal. Similarly, the amendment to the By-Laws contemplated in Proposal 3 is conditioned on the approval of the Declassification Proposal. As a result, if the Declassification Proposal is not approved, there will be no change to the director removal provisions in Article II of our By-Laws even if stockholders approve Proposal 3.

17

Effect of the Approval of the Declassification Proposal

If stockholders approve both the Declassification Proposal and Proposal 3, the following will occur:

Amendments to Certificate of Incorporation and By-Laws

Section 3 of Article VI of our Certificate of Incorporation and Sections 2, 4 and 5 of Article II of our By-Laws would be amended as set forth in Appendix A and Appendix B, respectively, to this Proxy Statement, and the Board would be declassified. In addition, stockholders would be permitted to remove a director at any time with or without cause.

The amendment to the Certificate of Incorporation would become effective upon the filing and acceptance of a Certificate of Amendment with the Secretary of State of the State of Delaware, which the Company expects to occur promptly after the Annual Meeting. The amendments to the By-Laws would become effective immediately upon the effectiveness of the Certificate of Amendment.

Our director nominees would be elected as follows:

Election of Director Nominees

(If both the Declassification Proposal and Proposal 3 are approved, two-thirds of our Board will stand for election at the 2020 annual meeting, and the Board will be completely declassified and all directors will be elected annually beginning with the 2021 annual meeting)

	●	Annual Meeting: Assuming each is elected at the Annual Meeting, each of Rita Hayes, Lewis M. Johnson and Dennis A. Wong would be elected to a one-year term expiring at our 2020 annual meeting, regardless that they currently serve as Class II directors and would otherwise serve a term ending at the 2022 annual meeting.

	●	2020 Annual Meeting: Each of D. Kyle Cerminara, Larry G. Swets, Jr. and Scott D. Wollney would continue to serve as directors in the class whose term ends at our 2020 annual meeting. At our 2020 annual meeting, Messrs. Cerminara, Swets and Wollney and the directors elected at this Annual Meeting or their successors (but not those directors serving in the class whose term ends at the 2021 annual meeting) who are nominated by our Board to serve as directors would stand for election to serve one-year terms.

	●	2021 Annual Meeting: Each of Marsha G. King, E. Gray Payne and Douglas N. Raucy or their successors would continue to serve as directors in the class whose term ends at our 2021 annual meeting. At our 2021 annual meeting and at each annual meeting thereafter, all directors would stand for election to serve one-year terms.

	●	In all cases, each director will serve until his or her successor is duly elected and qualified or until his or her death, retirement, resignation or removal.

Impact if the Declassification Proposal is Not Approved

If stockholders do not approve the Declassification Proposal, our Certificate of Incorporation and By-Laws will not be amended as set forth above, and our Board will continue to be classified, with directors serving staggered three-year terms. In this event, the director nominees standing for election at this Annual Meeting will remain in their class and be elected for the term described above under “Proposal 1 — Election of Directors.” Additionally, Proposal 3, even if approved, will not be implemented, meaning that stockholders will be able to remove directors only for cause by the affirmative vote of shares representing at least a majority of the votes that would be entitled to be cast on the matter by the outstanding shares of all classes and series of capital stock of the Company, voting together as a single class.

Required Vote

Approval of the Declassification Proposal requires the affirmative vote of at least 66 2/3% of the voting power of the outstanding shares of common stock entitled to vote in the election of directors. A stockholder may vote “FOR” or “AGAINST” approval or “ABSTAIN” from voting on the proposal. Proxies marked “ABSTAIN” and broker non-votes will have the same effect as a vote “AGAINST” the approval of the Declassification Proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF THE DECLASSIFICATION PROPOSAL.

18

PROPOSAL 3 — APPROVAL OF AN AMENDMENT TO THE BY-LAWS TO PERMIT STOCKHOLDERS TO REMOVE A DIRECTOR WITH OR WITHOUT CAUSE

As described in the Declassification Proposal (Proposal 2), the Board, after careful consideration, has determined that it would be in the best interests of the Company and our stockholders to amend our Certificate of Incorporation and By-Laws to declassify the Board of Directors and institute annual voting for each director to serve a one-year term beginning with this Annual Meeting.

Our By-Laws currently provide that stockholders may remove a director only for cause. Under Delaware law, the stockholders of a company with annual director elections are permitted to remove a director at any time with or without cause. Because our By-Laws would not be in conformance with Delaware law if our Board is declassified, we are seeking stockholder approval to amend the director removal provision in our By-Laws to provide for removal of a director with or without cause in accordance with Delaware law. We refer to Proposal 3 as the “Director Removal Proposal.”

The proposed amendment to modify the director removal provision in Section 5 of Article II of our By-Laws is attached to this Proxy Statement as Appendix B. Additions of text contained in Appendix B are indicated by underlining and deletions of text are indicated by strikeouts. You are encouraged to read the proposed amendment in its entirety.

Stockholder Approval Condition to the Director Removal Proposal

The implementation of the Director Removal Proposal is expressly conditioned on our stockholders approving the Declassification Proposal, meaning that the failure of our stockholders to approve the Declassification Proposal will prevent the amendment of the director removal provision in our By-Laws even if the Director Removal Proposal is approved. Similarly, the Declassification Proposal is conditioned on the approval of the Director Removal Proposal. Accordingly, if stockholders do not approve the Director Removal Proposal, there will be no declassification of our Board even if our stockholders approve the Declassification Proposal.

Effect of the Approval of the Director Removal Proposal

If stockholders approve the Director Removal Proposal and the Declassification Proposal, Section 5 of Article II of our By-Laws would be amended as set forth in Appendix B to this Proxy Statement. The amendment to the By-Laws would become effective immediately upon the effectiveness of the Certificate of Amendment, and stockholders would then be permitted to remove a director with or without cause. For additional detail on the impact of our stockholders approving both Proposal 2 and Proposal 3, see “Proposal 2 — Approval of Amendments to the Certificate of Incorporation and By-Laws to Declassify the Board of Directors and to Provide for Directors to be Elected Annually—Effect of the Approval of the Declassification Proposal.”

Impact if the Director Removal Proposal is Not Approved

If stockholders do not approve the Director Removal Proposal, Section 5 of Article II of our By-Laws will not be amended as set forth in Appendix B. Additionally, the Declassification Proposal, even if approved, will not be implemented, meaning that our Board will continue to be classified with directors serving staggered three-year terms. Stockholders will also continue to only be permitted to remove a director for cause.

Required Vote

Approval of the Director Removal Proposal requires the affirmative vote of at least 66 2/3% of the voting power of the outstanding shares of common stock entitled to vote in the election of directors. A stockholder may vote “FOR” or “AGAINST” approval or “ABSTAIN” from voting on the proposal. Proxies marked “ABSTAIN” and broker non-votes will have the same effect as a vote “AGAINST” the approval of the Director Removal Proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF THE DIRECTOR REMOVAL PROPOSAL.

19

PROPOSAL 4 — RATIFICATION OF APPOINTMENT OF BDO USA, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2019

At the Annual Meeting, stockholders will be asked to ratify the appointment of BDO USA, LLP (“BDO”) as our independent registered public accounting firm for the year ending December 31, 2019. The Audit Committee of our Board of Directors has appointed BDO as our independent registered public accounting firm for the year ending December 31, 2019. BDO also served as our independent registered public accounting firm for the year ended December 31, 2018, and has served as our independent registered public accounting firm since 2012. If stockholders do not ratify the appointment of BDO, our Board may consider the selection of other independent registered public accounting firms for the year ending December 31, 2019, but will not be required to do so.

Stockholder ratification of the appointment of BDO is not required by our Certificate of Incorporation or our By-Laws. However, our Board of Directors is submitting the appointment of BDO to the stockholders for ratification as a matter of good corporate practice. Even if the appointment is ratified, our Board of Directors, in its discretion, may direct the appointment of a different independent registered public accounting firm for 2019 if the Board of Directors feels that such a change would be in the best interests of the Company and its stockholders.

We expect that representatives of BDO will not be present at the Annual Meeting.

In considering the reappointment of BDO as our independent registered public accounting firm, the Audit Committee considered BDO’s qualifications, experience, independence, tenure as our independent registered public accounting firm and its related depth of understanding of our businesses, operations and systems. The Audit Committee and the Board of Directors believe that the continued retention of BDO as our independent registered public accounting firm is in the best interests of the Company and our stockholders at this time.

Required Vote

Ratification requires an affirmative vote of the majority of the votes properly cast by the holders of shares of our common stock. Proxies marked “ABSTAIN” and broker non-votes shall not be considered as votes cast for or against Proposal 4 and will have no effect on the outcome of the proposal. A broker, bank or other nominee who has not been furnished voting instructions from a beneficial owner will be authorized to vote on Proposal 4 as it is a “routine” matter under applicable rules. Therefore, no broker non-votes are expected in connection with this Proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BDO USA, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019.

Principal Accountant Fees and Services

The consolidated financial statements for the years ended December 31, 2018 and 2017 have been audited by BDO, our independent registered public accounting firm. Our Audit Committee requires that management obtain the prior approval of the Audit Committee for all audit and permissible non-audit services to be provided by BDO. Fees for all services provided by BDO were pre-approved by the Audit Committee. The following table shows the fees that we incurred for professional services rendered by BDO for 2018 and 2017.

	Year ended December 31,
	2018	2017
Audit fees(1)	$209,273	$235,555
Audit-related fees	—	—
Tax fees	—	—
All other fees	—	—
Total	$209,273	$235,555

1.	Includes professional fees billed for the audits of our financial statements, the review of interim condensed financial statements, fees in the amount of $40,000 for the review of our registration statement associated with the underwritten public offering of our 8.00% Cumulative Preferred Stock, Series A, for the year ended December 31, 2017, as well as other professional services that are normally provided by BDO in connection with statutory and regulatory filings or engagements.

20

AUDIT COMMITTEE REPORT

The following report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall this report be incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its general oversight of the Company’s financial reporting process. The Audit Committee conducted its oversight activities for the Company in accordance with the duties and responsibilities outlined in the Audit Committee charter.

The Company’s management is responsible for the preparation, consistency, integrity and fair presentation of the financial statements, accounting and financial reporting principles, systems of internal control and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. The Company’s independent registered public accounting firm, BDO, is responsible for performing an independent audit of the Company’s financial statements.

The Audit Committee hereby reports as follows:

1.	The Audit Committee has reviewed and discussed the audited financial statements as of and for the year ended December 31, 2018 with management.

2.	The Audit Committee has discussed with BDO, the Company’s independent auditors for the year ended December 31, 2018, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission.

3.	The Audit Committee has received the written disclosures and the letter from BDO required by applicable requirements of the PCAOB regarding BDO’s communications with the Audit Committee concerning independence, and has discussed with BDO its independence.

4.	Based upon the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE

/s/ Dennis A. Wong, Chairman

/s/ General E. Gray Payne

/s/ Scott D. Wollney

INFORMATION ABOUT OUR EXECUTIVE OFFICERS

Below is biographical information for our executive officers. Our current President and Chief Executive Officer, Douglas N. Raucy, also serves as a member of our Board of Directors. Mr. Raucy’s information can be found above under “Proposal 1 — Election of Directors — Continuing Directors Serving a Term Expiring in 2021.” The executive officers listed in the “Summary Compensation Table for 2017-2018” under “Executive Compensation” below represent our “named executive officers” for the fiscal year ended December 31, 2018.

John S. Hill, CPA, age 62, has served as our Vice President and Chief Financial Officer since July 2013 and was also appointed as Secretary in March 2015. Prior to joining our company, Mr. Hill served as an Accounting Manager at AmeriLife Group, LLC, a company involved in the distribution of annuity, life and health insurance products, from June 2013 to July 2013 and as the founder and owner of his consulting business, Hill Consulting Services LLC from July 2009 to June 2013. From June 2010 to September 2011, Mr. Hill served as the Chief Financial Officer of Prepared Insurance Company and prior to that, he served as the Chief Financial Officer, Controller and Treasurer of Travelers of Florida from May 1998 to June 2009. Mr. Hill also served as the Chief Financial Officer of Carolina Casualty Insurance Company from 1989 to 1997. Mr. Hill served on the Board of Governors of the Florida Automobile Joint Underwriting Association from 1999 through 2003. Mr. Hill’s executive experience includes his prior roles as a national insurance audit instructor and peer review team member in KPMG’s insurance practice. He also holds the designation of certified public accountant (inactive) and is a member of the American Institute of CPAs. Mr. Hill obtained a bachelor’s degree from Iowa State University with a double major in economics and accounting.

21

Dean E. Stroud, age 67, has served as our Vice President and Chief Underwriting Officer since October 2012. Prior to joining the Company, he was the Chief Underwriting Officer and a member of the Board of Directors of Access Home Insurance Company in Baton Rouge, Louisiana from September 2011 to October 2012, where he managed and supervised company underwriting operations. Mr. Stroud served as the Senior Underwriting Consultant of Americas Insurance Company from January 2011 to September 2011 and prior to that, served as their Chief Underwriting Officer from April 2010 to January 2011. From October 2003 to May 2009, he was the Vice President of MacNeill Group, Inc., where he directed Louisiana underwriting and claims operations as a service provider for Citizens. Mr. Stroud’s prior executive experience also includes several positions held at Audubon Insurance Company, which he joined in 1971. At Audubon Insurance Company, Mr. Stroud held the position of Senior Vice President with responsibility for companywide standard lines underwriting operations and all company branch offices. Subsequently, Mr. Stroud became President and Chief Operating Officer of Audubon Insurance Group and President of Audubon Insurance Company and Audubon Indemnity Company. He also was a director of Audubon Insurance Company and Audubon Indemnity Company. Mr. Stroud has held positions on advisory committees to the Professional Insurance Agents of Louisiana and has served on the Board of Directors of the Property Insurance Association of Louisiana. He earned a Bachelor of Arts degree from Louisiana State University in 1974.

Impact of the Asset Sale

Messrs. Raucy and Stroud have each entered into employment agreements with FedNat, with the effectiveness of such agreements subject to the occurrence of the closing of the Asset Sale and continuous employment with the Company through the closing. It is expected that Messrs. Raucy and Stroud will resign from all positions that they hold with the Company and its subsidiaries (other than Maison, MMI and ClaimCor) as of the closing of the Asset Sale, including Mr. Raucy’s position as a director of the Company.

COMPENSATION OF EXECUTIVE OFFICERS

Our named executive officers for the fiscal year ended December 31, 2018 include Douglas N. Raucy, our President and Chief Executive Officer; John S. Hill, our Vice President, Chief Financial Officer and Secretary; Dean E. Stroud, our Vice President and Chief Underwriting Officer; and Daniel E. Case, our former Chief Operating Officer who resigned from all positions held with the Company and our subsidiaries effective December 31, 2018.

With respect to executive compensation, the primary goal of the Compensation Committee is to retain and motivate highly skilled executives by aligning their pay with the Company’s performance and stockholder returns. Our compensation consists primarily of five components: (i) base salary, (ii) an annual cash bonus, (iii) equity-based incentive awards, (iv) retirement benefits in the form of Company paid matching and profit sharing contributions to the Company’s 401(k) retirement plan, and (v) premiums paid by the Company on the behalf of our employees for health, dental, life and other ancillary insurance coverage.

Summary Compensation Table for 2017-2018

The following table summarizes the compensation for our named executive officers for the years shown. The Company does not have any employment agreements with its employees.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards(2) ($)	All Other Compensation ($)(3)	Total ($)
Douglas N. Raucy	2018	318,333	100,000	—	34,371	452,704
President & Chief Executive Officer	2017	315,000	—	288,000	34,583	637,583
John S. Hill	2018	233,333	68,000	7,000	28,352	336,685
VP, Chief Financial Officer, & Secretary	2017	207,717	—	230,400	25,912	464,029
Dean E. Stroud	2018	201,667	35,000	—	11,724	248,391
VP & Chief Underwriting Officer	2017	197,500	—	21,600	11,374	230,474
Daniel E. Case(4)	2018	292,628	60,000	1,034,010	34,738	1,421,376
Former Chief Operating Officer	2017	172,933	30,000	—	17,467	220,400

(1)	For 2018, represents cash bonuses approved by the Compensation Committee on August 22, 2018 and December 22, 2018. The bonus received by Mr. Case in 2017 represents payment of a sign-on bonus he received following thirty days of employment with the Company.

22

(2)	For 2018, stock awards consist of (i) the August 22, 2018 grant of 1,000 shares of the Company’s common stock and 1,000 RSUs to Mr. Hill and (ii) the June 15, 2018 grant of 136,054 RSUs to Mr. Case. For 2017, stock awards consist of 40,000, 32,000 and 3,000 RSUs granted to Messrs. Raucy, Hill and Stroud, respectively, on December 15, 2017. Upon his resignation from the Company effective December 31, 2018, Mr. Case forfeited all of his unvested RSUs. For more information on the terms of the RSUs granted to our named executive officers, see “— Resignation of Chief Operating Officer” and “— Stock Awards” below. The aggregate grant date fair value for the RSUs has been presented in the table above in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. For additional information relating to these equity awards including the assumptions made in valuing and expensing these awards, please see Note 2 – Significant Accounting Policies and Note 10 – Equity Incentive Plans in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018.

(3)	All other compensation represents premiums paid by the Company for medical, dental, life and other ancillary insurance benefits provided to each of the named executive officers listed.

(4)	Mr. Case’s compensation presented for 2017 represents the partial year beginning on May 23, 2017, his first day of employment with the Company. Mr. Case resigned from all positions held with the Company and its subsidiaries effective December 31, 2018.

Resignation of Chief Operating Officer

On November 30, 2018, Daniel E. Case, our former Chief Operating Officer, resigned from all positions with the Company and our subsidiaries, effective December 31, 2018. Mr. Case had served as our Chief Operating Officer since May 23, 2017.

In connection with our appointment of Mr. Case as our Chief Operating Officer, we entered into an offer letter with Mr. Case, which provided for an annual base salary of $275,000 and a sign-on bonus of $30,000 following thirty days of employment with the Company. Mr. Case was also eligible for an annual bonus, subject to the determination of our Board of Directors. The offer letter also provided Mr. Case with the opportunity to purchase up to 68,027 shares of the Company’s common stock on the open market or in direct purchases from the Company during his first six months of employment with the Company, which purchase period was extended by the Board of Directors to June 15, 2018. At the end of the purchase period, the Company matched all 68,027 shares purchased by Mr. Case (including 28,000 shares purchased directly by the Company at a purchase price of $8.00 per share on September 14, 2017) during the purchase period with a grant of 136,054 RSUs, which equaled two RSUs for each share purchased by Mr. Case. The RSUs were to vest 20% per year over five years following the date granted, subject to continued employment through such vesting date. The aggregate maximum number of shares of the Company’s common stock that may have been acquired pursuant to this arrangement, including through open market purchases, purchases from the Company and grants from the Company, was 204,081. This arrangement was entered into outside of the Company’s stockholder approved equity plan in effect at the time (the Amended and Restated 2014 Equity Incentive Plan), and was approved by the Compensation Committee as an inducement material to Mr. Case entering into employment with the Company in reliance on Nasdaq listing rule 5635(c)(4).

Upon his resignation effective December 31, 2018, all 136,054 unvested RSUs held by Mr. Case were forfeited pursuant to the terms of the share-matching arrangement described above.

Base Salaries

On August 22, 2018, the Compensation Committee approved the following new base salaries: (i) Mr. Raucy, $325,000; (ii) Mr. Case, $310,000; (iii) Mr. Hill, $250,000; and (iv) Mr. Stroud, $210,000.

Cash Bonuses

On August 22, 2018, the Compensation Committee approved cash bonuses of $75,000 to Mr. Raucy, $60,000 to Mr. Case, $43,000 to Mr. Hill, and $25,000 to Mr. Stroud, based on management’s recommendations and the employees’ performance. On December 22, 2018, the Committee approved cash bonuses of $25,000 to Mr. Raucy, $25,000 to Mr. Hill and $10,000 to Mr. Stroud, based on performance in 2018.

Stock Awards

On August 22, 2018, the Compensation Committee granted 1,000 share of the Company’s common stock (referred to as “bonus shares”) and 1,000 RSUs (equal to the number of bonus shares) to Mr. Hill. These grants were made pursuant to the 1347 Property Insurance Holdings, Inc. 2018 Equity Incentive Plan and the terms and conditions of an Executive Stock Grant Agreement and the Executive Restricted Share Unit Agreement for Share-Matching Grants. Each RSU represents a contingent right to receive one share of the Company’s common stock. These RSUs vest in five equal annual installments beginning with the first anniversary of the grant date, subject to continued employment, with vesting subject to Mr. Hill maintaining ownership of the bonus shares through the full five-year vesting period.

23

2017 Executive Share Matching Arrangements

On May 31, 2017, the Compensation Committee approved a share matching arrangement for certain purchases made by Messrs. Raucy, Hill and Stroud. Each of Messrs. Raucy, Hill and Stroud had the opportunity to purchase up to 20,000, 20,000, and 10,000 shares of the Company’s common stock, respectively, in each case through the open market, independently and without assistance from the Company, during the six months beginning on May 31, 2017 and ending on November 30, 2017 and, at the end of the six-month purchase period, the Company agreed to match any such shares purchased by them with a grant of RSUs of the Company equal to two RSUs for each share purchased by them. Accordingly, on December 15, 2017, the Committee granted 40,000, 32,000 and 3,000 RSUs to Messrs. Raucy, Hill and Stroud, respectively.

2018 Equity Incentive Plan

The Company’s stockholders approved the 2018 Equity Incentive Plan (the “2018 Plan”) at the Company’s 2018 annual meeting of stockholders held on May 31, 2018. The 2018 Plan replaced the Company’s Amended and Restated 2014 Equity Incentive Plan, which had been approved by the stockholders in 2014 (the “2014 Plan”). No new awards will be granted under the 2014 Plan.

The objective of the 2018 Plan is to provide incentives to attract and retain key employees, non-employee directors and consultants and align their interests with those of the Company’s stockholders. The 2018 Plan is administered by the Compensation Committee and has a term of ten years. All non-employee directors of the Company and employees and consultants of the Company and its subsidiaries designated by the Compensation Committee are eligible to participate in the 2018 Plan and to receive awards, including stock options (which may be incentive stock options or nonqualified stock options), stock appreciation rights (SARs), restricted shares, RSUs and other share-based awards. All of the shares authorized for grant under the 2018 Plan may be issued pursuant to incentive stock options.

The maximum number of shares that may be issued or transferred with respect to awards under the 2018 Plan is 300,000 shares, subject to adjustment in certain circumstances as described below. Shares issued under the 2018 Plan may include authorized but unissued shares, treasury shares, shares purchased in the open market, or a combination of the foregoing.

Shares underlying awards that are settled in cash or that terminate or are forfeited, cancelled, or surrendered without the issuance of shares generally will again be available for issuance under the 2018 Plan. However, shares used to pay the exercise price of stock options, shares repurchased by the Company with stock option proceeds, and shares used to pay withholding taxes upon exercise, vesting or payment of an award, will not be added back to the share reserve under the 2018 Plan. In addition, when a SAR is exercised and settled in shares, all of the shares underlying the SAR will be counted against the share limit of the 2018 Plan, regardless of the number of shares used to settle the SAR.

Shares subject to awards that are granted in assumption of, or in substitution or exchange for, outstanding awards previously granted by an entity acquired directly or indirectly by the Company will not count against the share limit above, except as may be required by the rules and regulations of any stock exchange or trading market. The 2018 Plan provides that the aggregate grant date fair value of all awards granted to any single non-employee director during any single calendar year (determined as of the applicable grant date(s) under applicable financial accounting rules), taken together with any cash fees paid to the non-employee director during the same calendar year, may not exceed $200,000.

24

Outstanding Equity Awards at 2018 Fiscal Year-End

The following table shows the number of outstanding equity awards that are held by our named executive officers as of December 31, 2018. Mr. Case is not included in the table below as he forfeited all of his unvested RSUs upon his resignation from the Company effective December 31, 2018 and, as a result, had no outstanding equity awards as of our 2018 fiscal year-end.

	Option awards						Stock awards
Name	Grant Date		Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)
Douglas N. Raucy	03/31/2014	(1)	65,321	–	8.00	03/31/2019	–	–
	04/04/2014	(1)	5,663	–	8.69	04/04/2019	–	–
	05/29/2015	(2)	–	–	–	–	12,500	50,250
	12/15/2017	(3)	–	–	–	–	32,000	128,640
John S. Hill	03/31/2014	(1)	10,778	–	8.00	03/31/2019	–	–
	04/04/2014	(1)	935	–	8.69	04/04/2019	–	–
	05/29/2015	(2)	–	–	–	–	4,000	16,080
	12/15/2017	(3)	–	–	–	–	25,600	102,912
	08/22/2018	(4)	–	–	–	–	1,000	4,020
Dean E. Stroud	03/31/2014	(1)	21,882	–	8.00	03/31/2019	–	–
	04/04/2014	(1)	1,897	–	8.69	04/04/2019	–	–
	05/29/2015	(2)	–	–	–	–	4,000	16,080
	12/15/2017	(3)	–	–	–	–	2,400	9,648

(1)	The March 31, 2014 and April 4, 2014 option grants to our named executive officers vested as follows: (i) 20% on date of grant, and (ii) 20% on each of the next four anniversaries of the grant date.

(2)	Stock awards consist of 12,500, 4,000 and 4,000 RSUs granted to Messrs. Raucy, Hill and Stroud, respectively, on May 29, 2015. Each RSU granted entitles the grantee to one share of the Company’s common stock upon the vesting date of the RSU. The RSUs vest as follows: (i) 50% upon the date that the closing price of the Company’s common stock equals or exceeds $10.00 per share; and (ii) 50% upon the date that the closing price of the Company’s common stock equals or exceeds $12.00 per share. Prior to the vesting of the RSUs, the grantee will not be entitled to any dividends declared on the Company’s common stock. The RSUs do not expire; however, should the grantee discontinue employment with the Company for any reason other than death or disability, all unvested RSUs will be deemed forfeited on the date employment is discontinued.

(3)	Stock awards consist of 40,000, 32,000, and 3,000 RSUs granted to Messrs. Raucy, Hill and Stroud, respectively, on December 15, 2017. Each RSU granted entitles the grantee to one share of the Company’s common stock upon the vesting date of the RSU. The RSUs vest 20% per year over five years following the date granted, subject to continued employment through such vesting date. Prior to the vesting of the RSUs, the grantee will not be entitled to any dividends declared on the Company’s common stock. The RSUs do not expire; however, should the grantee discontinue employment with the Company for any reason other than death or disability, all unvested RSUs will be deemed forfeited on the date employment is discontinued. The Board of Directors may, in its discretion, accelerate vesting in the event of early retirement.

(4)	The stock award issued to Mr. Hill on August 22, 2018 represents 1,000 RSUs entitling Mr. Hill to one share of the Company’s common stock for each RSU upon the vesting date of the RSU. The RSUs vest in five equal annual installments beginning with the first anniversary of the grant date, subject to continued employment, with vesting subject to Mr. Hill maintaining ownership of 1,000 shares of common stock of the Company (“bonus shares”) issued to Mr. Hill in connection with the RSU grant through the full five-year vesting period.

The following table sets forth information concerning the vesting of stock awards for each of the Company’s named executive officers during the last completed fiscal year. The Company’s named executive officers did not exercise any option awards during the last completed fiscal year. Upon his resignation effective December 31, 2018, all 136,054 unvested RSUs held by Mr. Case were forfeited.

Name	# of Shares Acquired upon Vesting of Stock Awards (#)	Value Realized upon Vesting of Stock Awards ($)
Douglas N. Raucy	8,000	35,248
John S. Hill	6,400	28,198
Dean E. Stroud	600	2,644

2019 Expiration of Options

On March 31, 2019, the following options expired pursuant to their terms: Mr. Raucy, 65,321 options; Mr. Hill, 10,778 options; and Mr. Stroud, 21,882 options. On April 4, 2019, the following options expired pursuant to their terms: Mr. Raucy, 5,663 options; Mr. Hill, 935 options; and Mr. Stroud, 1,897 options.

25

Accelerated Vesting in Connection with the Asset Sale

In connection with the Asset Sale, the Compensation Committee of the Board has approved the accelerated vesting of RSUs granted by the Company to Messrs. Raucy and Stroud on December 15, 2017. Upon the closing of the Asset Sale, and subject to the continued employment of Messrs. Raucy and Stroud with the Company through the closing, 32,000 and 2,400 unvested RSUs held by Messrs. Raucy and Stroud, respectively, will vest in full, with each RSU representing one share of the Company’s common stock.

Potential Payments Upon Termination or Change in Control

Both the 2014 Plan and 2018 Plan contain certain provisions concerning the vesting and termination of equity awards granted under the plans upon a termination of employment or upon a change in control. The Company’s award agreements entered into under each plan also contain provisions concerning the vesting and termination of the RSUs granted thereunder.

2018 Equity Incentive Plan

The 2018 Plan generally provides for “double-trigger” vesting of equity awards in connection with a change in control of the Company, as described below.

To the extent that outstanding awards granted under the 2018 Plan are assumed in connection with a change in control, then, except as otherwise provided in the applicable award agreement or in another written agreement with the participant, all outstanding awards will continue to vest and become exercisable (as applicable) based on continued service during the remaining vesting period, with performance-based awards being converted to service-based awards at the “target” level. Vesting and exercisability (as applicable) of awards that are assumed in connection with a change in control generally would be accelerated in full on a “double-trigger” basis, if, within two years after the change in control, the participant’s employment is involuntarily terminated without “cause”, or by the participant for “good reason”. Any stock options or stock appreciation rights (SARs) that become vested on a “double-trigger” basis generally would remain exercisable for the full duration of the term of the applicable award.

To the extent outstanding awards granted under the 2018 Plan are not assumed in connection with a change in control, then such awards generally would become vested in full on a “single-trigger” basis, effective immediately prior to the change in control, with performance-based awards becoming vested at the “target” level. Any stock options or SARs that become vested on a “single-trigger” basis generally would remain exercisable for the full duration of the term of the applicable award.

The Compensation Committee has the discretion to determine whether or not any outstanding awards granted under the 2018 Plan will be assumed by the resulting entity in connection with a change in control, and the Compensation Committee has the authority to make appropriate adjustments in connection with the assumption of any awards. The Compensation Committee also has the right to cancel any outstanding awards in connection with a change in control, in exchange for a payment in cash or other property (including shares of the resulting entity) in an amount equal to the excess of the fair market value of the shares subject to the award over any exercise price related to the award, including the right to cancel any “underwater” stock options and SARs without payment therefor.

For purposes of the 2018 Plan, a “change in control” generally includes (a) the acquisition of 50% or more of the company’s common stock; (b) a reorganization, merger, consolidation or similar transaction, or a sale of substantially all of the Company’s assets; or (c) the complete liquidation or dissolution of the Company. The full definition of “change in control” is set out in the 2018 Plan.

Whether a participant’s employment has been terminated for “cause” will be determined by the Company. Unless otherwise provided in the applicable award agreement or in an another written agreement with the participant, “cause”, as a reason for termination of a participant’s employment generally includes (a) an intentional act of fraud, embezzlement, theft or any other illegal or unethical act in connection with the performance of the participant’s duties to the Company or a subsidiary that the Company determines, acting in good faith, has materially injured or is highly likely to materially injure the Company, or any other terminable offense under the Company’s policies and practices; (b) intentional damage to the Company’s (or a subsidiary’s) assets; (c) conviction of (or plea of nolo contendere to) any felony or other crime involving moral turpitude; (d) improper, willful and material disclosure or use of the Company’s (or a subsidiary’s) confidential information or other willful material breach of the participant’s duty of loyalty to the Company or a subsidiary; (e) a willful, material violation of the Company’s policies and procedures as set out in its employee handbook or a material violation of the Company’s code of conduct that the Company determines, acting in good faith, has materially injured or is highly likely to materially injure the Company, monetarily or otherwise; or (f) the participant’s willful failure or refusal to follow the lawful and good faith directions of the Company or a subsidiary.

26

For purposes of the 2018 Plan, unless otherwise provided in the applicable award agreement or in an another written agreement with the participant, “good reason” generally includes (a) the assignment to the participant of any duties that are materially inconsistent with the participant’s duties or responsibilities as assigned by the Company or a subsidiary, or any other action by the Company or a subsidiary that results in a material diminution in of the participant’s duties or responsibilities, unless remedied by the Company promptly after receipt of notice from the participant; or (b) any material failure by the Company or a subsidiary to comply with its agreed obligations to the participant, other than an isolated, insubstantial and inadvertent failure which is remedied by the Company promptly after receipt of notice from the participant.

The award agreements entered into under the 2018 Plan also contain provisions concerning the vesting and termination of the awards subject to the agreements. Except as described above with respect to a change in control, unexercisable stock options, unless otherwise provided in the applicable award agreement, are generally forfeited automatically upon termination of employment prior to a vesting date, unless (i) the Compensation Committee, in its discretion, provides for the full or partial acceleration of vesting and exercisability of the option in connection with the termination, or (ii) the termination is due to the grantee’s death or disability, in which case the unvested options will automatically become vested and exercisable upon termination. The stock options that are exercisable at the time of termination of employment expire (a) twelve months after the termination of employment by reason of death or disability or (b) three months after the termination of employment for other reasons. Upon the termination of a grantee’s employment for cause (as defined under the 2018 Plan), all of the grantee’s vested and unvested options automatically terminate. With respect to unvested restricted shares and RSUs, unless otherwise provided in the applicable award agreement, unvested restricted shares and restricted share units that have not yet vested are generally forfeited automatically in the event of the termination of the grantee’s employment for any reason prior to a vesting date, unless (i) the Compensation Committee, in its sole discretion, provides for the full or partial acceleration of vesting of the restricted shares or restricted share units, as applicable, in connection with the termination, or (ii) the termination is due to the grantee’s death or disability, in which case the unvested restricted shares or restricted share units, as applicable, will automatically become vested in full.

The Compensation Committee has the discretion to determine the form, amount and timing of each award granted under the 2018 Plan and all other terms and conditions of the award, including, without limitation, the form of the agreement evidencing the award. As such, future awards granted under the 2018 Plan may be subject to additional terms providing for accelerated vesting, pay outs or termination of the award upon a termination of employment or a change in control of the Company.

Amended and Restated 2014 Equity Incentive Plan

Under the 2014 Plan, upon a change in control of the Company, our Board of Directors (as constituted immediately prior to such change in control) may, in its discretion, (i) require that shares of the Company resulting from such change in control, or a parent corporation thereof, be substituted for some or all of the common shares subject to an outstanding award granted under the 2014 Plan, with an appropriate and equitable adjustment as shall be determined by the Board, and/or (ii) require outstanding awards granted under the 2014 Plan, in whole or in part, to be surrendered to the Company by the holder, and to be immediately cancelled by the Company, and to provide for the holder to receive: (1) a cash payment in an amount equal to the aggregate number of common shares then subject to the portion of any stock option surrendered multiplied by the excess, if any, of the fair market value (as defined under the 2014 Plan) of a common share as of the date of the change in control, over the exercise price per common share subject to such stock option; (2) shares of capital stock of the corporation resulting from or succeeding to the business of the Company pursuant to such change in control, or a parent corporation thereof, having a fair market value not less than the amount determined under clause (1) above; or (3) a combination of the payment of cash pursuant to clause (1) above and the issuance of shares pursuant to clause (2) above.

A “change in control” under the 2014 Plan generally means (i) the acquisition by any individual, entity or group of beneficial ownership of 50% or more of the then outstanding common shares or the combined voting power of the then outstanding securities of the Company, with certain exceptions; (ii) the consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company, unless (A) the Company’s current beneficial owners retain more than 50% of the Company’s outstanding shares and combined voting power following such transaction, (B) no new individual entity or group will beneficially own 50% or more of the Company’s outstanding shares or combined voting power following such transaction, or (C) current members of the Board will constitute at least a majority of the board following such transaction; or (iii) the consummation of a plan of complete liquidation or dissolution of the Company.

With respect to stock options granted under the 2014 Plan, the stock option agreements entered into under the 2014 Plan generally provide that if a grantee’s employment is terminated voluntarily, without cause or due to a disability, all unvested stock options will vest pro-rata. Upon the death of a grantee, all unvested options will vest in full. In the event of termination of employment for cause (as defined in the 2014 Plan), all outstanding options will terminate immediately. In addition, the 2014 Plan provides that in the event a grantee’s employment is terminated voluntarily, without cause, due to a disability, or due to the optionee’s death, then any outstanding options will expire 90 days from the termination date.

27

The Company’s RSU agreements entered into with executive officers and non-employee directors under the 2014 Plan generally provide that the RSUs granted thereunder remain restricted until the applicable vesting date set forth in the agreement. In the event the grantee’s employment with the Company or service on the Company’s board of directors, as applicable, is terminated due to the grantee’s death or disability (as defined under the 2014 Plan) prior to one or more of the vesting dates, all unvested RSUs will vest as of the date of death or the date the grantee is determined to be experiencing a disability. In addition, in the event the grantee’s employment with the Company or service on the Company’s board of directors, as applicable, is terminated by the Company or by the grantee for any reason other than death or disability (as defined under the 2014 Plan), all unvested RSUs granted under the agreement will be forfeited as of the date of termination.

In addition to the general provisions described above, the RSU agreements entered into by the Company in connection with the share matching arrangements for Messrs. Raucy, Hill and Stroud and the Company’s non-employee directors (other than Mr. Wollney), as described above under “Stock Awards — 2017 Executive Share Matching Arrangements” and “Director Compensation — Director Share Matching Arrangements,” contain special acceleration and termination provisions. Specifically, the agreements for Messrs. Raucy, Hill and Stroud provide that the vesting of the RSUs thereunder is subject to the continued employment of the executive through the applicable vesting date, with the ability of the board, in its discretion, to accelerate vesting in the event of the executive’s early retirement, and provided that the executive maintains ownership of the shares purchased through the full five-year vesting period. The agreements for the non-employee directors provide that the vesting of the RSUs granted thereunder is subject to the director’s continued service on the board through the applicable vesting date, provided that if a director makes himself available and consents to be nominated by the Company for continued service but is not nominated by the Board for election by the stockholders, other than for good reason as determined by the Board in its discretion, then such director’s RSUs will vest in full as of his last date of service as a director with the Company. Pursuant to the terms of the share matching arrangement, as Mr. Horowitz was not nominated by the Board for re-election as a director at our 2018 annual stockholder meeting, his 6,666 RSUs vested in full upon the conclusion of the 2018 annual meeting.

Impact of the Asset Sale

The Asset Sale with FedNat generally does not constitute a change in control under the 2014 Plan or the 2018 Plan or the award agreements entered into thereunder; however, the Compensation Committee has the discretion to accelerate the vesting of outstanding equity awards for those employees who will leave employment with the Company or one of its subsidiaries in connection with the Asset Sale. The Compensation Committee has approved the accelerated vesting of RSUs granted by the Company to Messrs. Raucy and Stroud on December 15, 2017. Upon the closing of the Asset Sale, and subject to the continued employment of Messrs. Raucy and Stroud with the Company through the closing, 32,000 and 2,400 unvested RSUs held by Messrs. Raucy and Stroud, respectively, will vest in full, with each RSU representing one share of the Company’s common stock. In addition, some outstanding equity awards have expired, or will expire, pursuant to their terms prior to the anticipated closing of the Asset Sale. The Compensation Committee may also approve the payment of retention bonuses to certain employees in consideration for their ongoing employment with Maison, MMI and ClaimCor through the closing of the Asset Sale, including employees who also serve as executive officers of the Company.

DELINQUENT SECTION 16(a) REPORTS

Under Section 16(a) of the Exchange Act, our executive officers, directors, and persons who own greater than 10% of our common stock (the “Section 16 Reporting Persons”) of the Company must file a Form 4 reporting the acquisition or disposition of the Company’s equity securities with the SEC no later than the end of the second business day after the day the transaction occurred unless certain exceptions apply. Transactions not reported on Form 4 must be reported on Form 5 within 45 days after the end of the Company’s fiscal year. Such persons must also file initial reports of ownership on Form 3 upon becoming an executive officer, director, or greater-than-10% stockholder. Based solely on our review of the copies of such reports and representations that no other reports were required, we believe that all Section 16 filing requirements applicable to our Section 16 Reporting Persons were timely complied with during 2018, except that a Form 4/A filed on June 8, 2018 by Daniel E. Case, our former Chief Operating Officer, reporting a purchase of common shares on September 14, 2017, and a Form 4 filed on January 16, 2018 by Kingsway Financial Services, Inc., a beneficial owner of greater than 10% of our common stock, reporting the sale of our Series B Preferred Shares on January 2, 2018, were each inadvertently filed late.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of shares of our common stock as of October 29, 2019, the Record Date, by:

●	Each person (or group of affiliated persons) known by us to beneficially own more than 5% of our common stock;
●	Each of our directors, director nominees and named executive officers; and
●	All of our current directors, director nominees and executive officers as a group.

28

The number and percentages of shares beneficially owned are based on 6,019,816 common shares outstanding as of October 29, 2019. Information with respect to beneficial ownership has been furnished by each director, director nominee, executive officer and beneficial owner of more than 5% of our common stock. Beneficial ownership is determined in accordance with the rules of the SEC and generally requires that such persons have voting or investment power with respect to the securities. In computing the number of shares beneficially owned by a person listed below and the percentage ownership of such person, shares of common stock underlying warrants and RSUs held by each such person that are exercisable or vest within 60 days of the Record Date are deemed outstanding, but are not deemed outstanding for computing the percentage ownership of any other person. Except as otherwise noted below, and subject to applicable community property laws, the persons named have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Except as otherwise indicated below, the address for each beneficial owner is 1347 Property Insurance Holdings, Inc., 7861 Woodland Center Blvd., Tampa, Florida 33614.

	Beneficially Owned
Name and Address of Beneficial Owner	Number of Shares	Percentage of Shares
5% Beneficial Owners
Fundamental Global Investors, LLC(1) 4201 Congress Street, Suite 140, Charlotte, NC 28209	2,714,362	45.1%
Kingsway Financial Services, Inc.(2) 150 Pierce Road, Itasca, IL 60143	1,500,000	20.0%
Harbert Discovery Fund, LP(3) 2100 Third Avenue North, Suite 600, Birmingham, AL 35203	461,141	7.7%
Solas Capital Management, LLC(4) 1063 Post Rd., 2nd Floor, Darien, CT 06820	439,967	7.3%
Gordon G. Pratt(5) 1101 Brickell Avenue, South Tower, 8th Floor, Miami, FL 33131	312,500	5.2%
Named Executive Officers, Directors and Director Nominees
Douglas N. Raucy, President and Chief Executive Officer and Director(8)	36,000	*
John S. Hill, Vice President and Chief Financial Officer(8)	30,500	*
Dean E. Stroud, Vice President and Chief Underwriting Officer(8)	2,700	*
Dan E. Case, Former Chief Operating Officer(6)	68,027	1.1%
D. Kyle Cerminara, Chairman of the Board(1)(7)	2,721,503	45.2%
Lewis M. Johnson, Co-Chairman of the Board(1)(7)	2,721,503	45.2%
E. Gray Payne, Director(7)	1,142	*
Rita Hayes, Director(7)	—	—
Marsha G. King, Director(7)(9)	1,000	*
Larry G. Swets, Jr., Director(7)	7,158	*
Scott D. Wollney, Director(7)	4,142	*
Dennis A. Wong, Director(7)	7,308	*
Current Executive Officers and Directors as a Group (11 individuals)(10)	2,818,594	46.7%

* Less than 1.0%

29

1.	Fundamental Global Investors, LLC shares voting and dispositive power with respect to 2,714,362 shares of common stock. Fundamental Activist Fund I, LP shares voting and dispositive power with respect to 738,187 shares of common stock (“FAFI”). FGI 1347 Holdings, LP (“FGIH”), of which BK Technologies, Inc., a wholly-owned subsidiary of BK Technologies Corporation (“BKTI”), is the sole limited partner, shares voting and dispositive power with respect to 477,282 shares of common stock. Mr. Cerminara is Chairman of the Board of Directors of BKTI and Mr. Johnson is the Co-Chairman of the Board of Directors of BKTI. Fundamental Global Partners Master Fund, LP (“FGPM”) shares voting and dispositive power with respect to 450,656 shares of common stock. FGI Global Asset Allocation Fund, Ltd. (“FGAA”) shares voting and dispositive power with respect to 5,296 shares of common stock. FGI Global Asset Allocation Master Fund, LP (“FGGM”) shares voting and dispositive power with respect to 4,532 shares of common stock. Ballantyne Strong, Inc. (“BTN”) shares voting and dispositive power with respect to 1,038,409 shares of common stock. Mr. Cerminara is Chairman of the Board and Chief Executive Officer of BTN and Mr. Johnson is Co-Chairman of the Board of BTN. Information regarding beneficial ownership of our common stock by Fundamental Global Investors, LLC and its affiliates is included herein in reliance on a Schedule 13D/A filed with the SEC on February 25, 2019 and a Form 4 filed with the SEC on August 2, 2018. In addition, CWA Asset Management Group, LLC (“CWA”), of which 50% is owned by Fundamental Global Investors, LLC, holds 70,398 shares of common stock for the accounts of individual investors (excluding shares held in accounts for Messrs. Cerminara and Johnson), which represents approximately 1.2% of the Company’s outstanding shares of common stock. CWA has the power to direct the disposition of the shares of common stock held in its customer accounts while CWA’s customers retain the power to direct the voting of the shares of common stock held in their respective accounts. Due to their positions with Fundamental Global Investors, LLC and affiliated entities, D. Kyle Cerminara, Lewis M. Johnson and Joseph H. Moglia may be deemed to be beneficial owners of the shares of the Company’s common stock disclosed as directly owned by FAFI, FGIH, FGPM, FGAA and FGGM. Due to their positions with BTN, Fundamental Global Investors, LLC and affiliated entities, Messrs. Cerminara and Johnson may be deemed to be beneficial owners of the shares of the Company’s common stock disclosed as directly owned by BTN. Due to their positions as managers of CWA, Messrs. Cerminara and Johnson may be deemed to beneficially own the number of shares of common stock held in CWA’s customer accounts and disclosed as beneficially owned by CWA. The beneficial interests of Messrs. Cerminara and Johnson do not include 4,000 shares potentially issuable to each of Messrs. Cerminara and Johnson pursuant to RSUs granted on December 15, 2017, 4,572 shares potentially issuable to each of Messrs. Cerminara and Johnson pursuant to RSUs granted on August 22, 2018 and 7,722 shares potentially issuable to each of Messrs. Cerminara and Johnson pursuant to RSUs granted on August 13, 2019. In addition to the shares of common stock reported as owned in this footnote 1, FGPM directly owns an aggregate of 34,620 shares of the Company’s Series A Preferred Stock (as defined below). In addition, CWA owns 56,846 shares of the Series A Preferred Stock for customer accounts, including 44 shares of Series A Preferred Stock held by Mr. Cerminara in a joint account with his spouse. The business addresses for Mr. Cerminara are c/o Fundamental Global Investors, LLC, 4201 Congress Street, Suite 140, Charlotte, North Carolina 28209; c/o Ballantyne Strong, Inc., 4201 Congress Street, Suite 175, Charlotte, North Carolina 28209; and 131 Plantation Ridge Dr., Suite 100, Mooresville, North Carolina 28117. The business addresses for Mr. Johnson are c/o CWA Asset Management Group, LLC, 9130 Galleria Court, Third Floor, Naples, Florida 34109 and c/o Fundamental Global Investors, LLC, 4201 Congress Street, Suite 140, Charlotte, North Carolina 28209.

2.	Kingsway America Inc., an affiliate of Kingsway Financial Services, Inc., or KFSI, beneficially owns warrants exercisable within 60 days of the Record Date to purchase 1,500,000 shares of common stock. The warrants have an exercise price of $15.00 per share and expire on February 24, 2022. KFSI shares voting and dispositive power with respect to all 1,500,000 shares of common stock underlying the warrants. Information regarding beneficial ownership of our common stock by KFSI and its affiliates is included herein based on internal information and in reliance on a Schedule 13D/A filed with the SEC on March 20, 2018.

3.	Harbert Discovery Fund, LP (“Harbert Fund”), Harbert Discovery Fund GP, LLC (“Harbert Fund GP”), Harbert Fund Advisors, Inc. (“HFA”), Harbert Management Corporation (“HMC”), Jack Bryant, Kenan Lucas, and Raymond Harbert share voting and dispositive power with respect to 461,141 shares of common stock. Messrs. Bryant and Lucas are directors and co-portfolio managers of the Harbert Fund GP, which serves as general partner of the Harbert Fund. Mr. Harbert is the controlling stockholder, Chairman and Chief Executive Officer of HMC, an alternative asset investment management firm that is the managing member of the Harbert Fund GP. Mr. Harbert also serves as the Chairman, Chief Executive Officer and Director of HFA, an indirect, wholly owned subsidiary of HMC, which provides the Harbert Fund with certain operational and administrative services. Information regarding beneficial ownership of our common stock by Harbert Fund and its affiliates is included herein in reliance on a Schedule 13D/A filed with the SEC on January 11, 2018.

4.	Solas Capital Management, LLC and Frederick Tucker Golden, its managing member, share voting and dispositive power with respect to 439,967 shares of common stock. Information regarding beneficial ownership of our common stock by Solas Capital Management, LLC and its affiliates is included herein in reliance on a Schedule 13G/A filed with the SEC on February 14, 2019.

5.	Mr. Pratt beneficially owns 312,500 shares of common stock held by Fund Management Group, LLC (“FMG”). Mr. Pratt manages FMG and holds exclusive authority over the entity. Mr. Pratt retired from our Board of Directors on March 5, 2017. Information regarding the beneficial ownership of our common stock by Mr. Pratt and FMG is included herein in reliance on a Schedule 13D/A filed with the SEC on April 13, 2015

6.	Dan E. Case, a named executive officer, resigned from all positions with the Company and its subsidiaries effective December 31, 2018. The shares reported are based on our records as of Mr. Case’s date of resignation and do not take into account any transactions that may have occurred after such date.

7.	The beneficial interests of Messrs. Cerminara, Johnson, Wong, and Swets do not include 4,000 shares potentially issuable to each of them pursuant to RSUs granted on December 15, 2017, 4,572 shares potentially issuable to each of them pursuant to RSUs granted on August 22, 2018, and 7,722 shares potentially issuable to each of them pursuant to RSUs granted on August 13, 2019. The beneficial interests of Mr. Wollney and General Payne do not include 4,572 shares potentially issuable to each of them pursuant to RSUs granted on August 22, 2018 and 7,722 shares potentially issuable to each of them pursuant to RSUs granted on August 13, 2019. The beneficial interests of Mss. Hayes and King do not include 5,397 shares potentially issuable to each of them pursuant to RSUs granted on January 11, 2019 and 7,722 shares potentially issuable to each of them pursuant to RSUs granted on August 13, 2019.

30

8.	The beneficial interests of Messrs. Raucy, Hill and Stroud do not include 12,500 shares potentially issuable to Mr. Raucy and 4,000 shares potentially issuable to each of Messrs. Hill and Stroud pursuant to RSUs granted on May 29, 2015 as well as 24,000, 19,200 and 1,800 shares potentially issuable to Messrs. Raucy, Hill and Stroud, respectively, pursuant to RSUs granted on December 15, 2017. The beneficial interest of Mr. Hill also does not include 800 shares potentially issuable to Mr. Hill pursuant to RSUs granted on August 22, 2018.

9.	Includes 1,000 shares of common stock held by Ms. King in a joint account with her spouse. In addition, Ms. King holds 800 shares of Series A Preferred Stock in a joint account with her spouse.

10.	Includes 2,714,362 shares reported as beneficially owned by Fundamental Global Investors, LLC, of which Messrs. Cerminara and Johnson are deemed to have beneficial ownership by virtue of their respective positions with Fundamental Global Investors, LLC.

Does not include (i) 4,000 shares potentially issuable to each of Messrs. Cerminara, Johnson, Wong, and Swets pursuant to RSUs granted on December 15, 2017, (ii) 4,572 shares potentially issuable to each of Messrs. Cerminara, Johnson, Wong, Swets, Wollney and General Payne pursuant to RSUs granted on August 22, 2018, (iii) 7,722 shares potentially issuable to each of Messrs. Cerminara, Johnson, Payne, Swets, Wollney and Wong and Mss. Hayes and King pursuant to RSUs granted on August 13, 2019, (iv) 5,397 shares potentially issuable to Mss. Hayes and King pursuant to RSUs granted on January 11, 2019, (v) 12,500 shares potentially issuable to Mr. Raucy and 4,000 shares potentially issuable to each of Messrs. Hill and Stroud pursuant to RSUs granted on May 29, 2015, (vi) 24,000, 19,200 and 1,800 shares potentially issuable to Messrs. Raucy, Hill and Stroud, respectively, pursuant to RSUs granted on December 15, 2017 and (vii) 800 shares potentially issuable to Mr. Hill pursuant to RSUs granted on August 22, 2018.

In connection with the Asset Sale, the Compensation Committee of the Board approved the accelerated vesting of 32,000 and 2,400 unvested RSUs held by Messrs. Raucy and Stroud, respectively, which RSUs are part of a grant of 40,000 and 3,000 RSUs made to Messrs. Raucy and Stroud, respectively, on December 15, 2017 (the table above reflects the vesting of 16,000 and 1,200 of these RSUs held by Messrs. Raucy and Stroud, respectively, as a portion of the RSUs are scheduled to vest pursuant to their terms on December 15, 2019, which is within 60 days of the Record Date). Upon the closing of the Asset Sale, and subject to the continued employment of Messrs. Raucy and Stroud with the Company through the closing, the remaining unvested RSUs from this grant will vest in full, with each RSU representing one share of the Company’s common stock. Accordingly, all of the remaining unvested RSUs from this grant may vest in full within 60 days of the Record Date.

TRANSACTIONS WITH RELATED PERSONS

It is the responsibility of the Audit Committee to review and oversee proposed transactions or courses of dealings with respect to which executive officers or directors or members of their immediate families have an interest (including all transactions required to be disclosed pursuant to the SEC’s related person disclosure requirements). In carrying out this responsibility, the Audit Committee will annually review a summary of directors’ and officers’ related party transactions and potential conflicts of interest. Below is a summary of our related party transactions for the fiscal years ended December 31, 2018 and 2017.

Transactions with Kingsway and its Affiliates

Prior to our initial public offering on March 31, 2014, the Company was a wholly-owned subsidiary of Kingsway America Inc. (“KAI”), which is a wholly-owned subsidiary of Kingsway Financial Services Inc. (“KFSI”), a publicly owned Delaware holding company. As of December 31, 2018, KFSI and its affiliates beneficially owned warrants exercisable to acquire approximately 20.0% of our outstanding shares of common stock. Larry G. Swets, Jr., a member of our Board of Directors, previously held the positions of Director and Chief Executive Officer of KFSI.

Stock Purchase Agreement

On January 2, 2018, we entered into a Stock Purchase Agreement with 1347 Advisors LLC (“1347 Advisors”) and IWS Acquisition Corporation (“IWS”), affiliates of KFSI, pursuant to which we repurchased 60,000 shares of our Series B preferred stock (the “Series B Preferred Stock”) from 1347 Advisors for an aggregate purchase price of $1,740,000, representing (i) $1,500,000, comprised of $25 per share of Series B Preferred Stock, and (ii) declared and unpaid dividends in respect of the dividend payment due on February 23, 2018 amounting to $240,000 in the aggregate. Pursuant to the Stock Purchase Agreement, we also agreed to repurchase 60,000 shares of Series B Preferred Stock from IWS for an aggregate purchase price of $1,500,000, comprised of $25 per share of Series B Preferred Stock, without any dividend or interest payment, upon the completion of a capital raise resulting in the Company receiving net proceeds in excess of $5,000,000. On February 28, 2018, we completed the purchase of the 60,000 shares of Series B Preferred Stock from IWS using the proceeds from the underwritten public offering of shares of our 8.00% Cumulative Preferred Stock, Series A.

31

In connection with the Stock Purchase Agreement, the Performance Shares Grant Agreement, dated February 24, 2015, between the Company and 1347 Advisors (the “2015 PSGA”) was terminated. Under the 2015 PSGA, 1347 Advisors was entitled to receive 100,000 shares of our common stock from us if at any time the last sales price of our common stock equaled or exceeded $10.00 per share for any 20 trading days within any 30-trading day period. As certain events specified in the 2015 PSGA were never achieved, we did not issue any shares of common stock to 1347 Advisors under the 2015 PSGA. We paid $300,000 to 1347 Advisors in consideration of its agreement to voluntarily terminate the 2015 PSGA.

The foregoing transactions were approved by a special committee of the Board of Directors of the Company consisting solely of independent directors. Mr. Swets served as Chief Executive Officer and as a director of KFSI at the time we entered into the Stock Purchase Agreement and terminated the 2015 PSGA.

Termination of 2014 Performance Share Grant Agreement

On July 24, 2018, we entered into a Termination Agreement with KAI pursuant to which KAI agreed to terminate the Performance Share Grant Agreement, dated March 26, 2014, between us and KAI (the “2014 PSGA”) in exchange for a payment of $1,000,000 from the Company. As a result of the Termination Agreement, KAI has no further rights to any of the performance share grants contemplated by the 2014 PSGA. Under the 2014 PSGA, KAI was entitled to receive up to an aggregate of 375,000 shares of our common stock upon achievement of certain milestones regarding our stock price. The Company did not issue any shares under the 2014 PSGA while the 2014 PSGA was outstanding. The Termination Agreement was approved by a special committee of the Board of Directors of the Company consisting solely of independent directors. Mr. Swets served as Chief Executive Officer and as a director of KFSI on the date the Company entered into the Termination Agreement.

Trademark License Agreement

We are party to a Trademark License Agreement with 1347 Advisors, dated as of February 28, 2014, whereby 1347 Advisors granted us a limited personal, non-exclusive, royalty-free right and license to use the trade name “1347” in our corporate name and corporate logo. The agreement may be terminated by either party upon providing sixty days’ written notice to the other party. The agreement also expires upon the liquidation or dissolution of the Company.

Investment in Argo Management Group LLC

On April 21, 2016, KFSI completed the acquisition of Argo Management Group LLC, or Argo. Argo’s primary business is to act as the managing member of Argo Holdings Fund I, LLC, an investment fund in which the Company has committed to invest $500,000. As of December 31, 2018 and June 30, 2019, the Company has invested $341,000 into the investment fund. The managing member of Argo, Mr. John T. Fitzgerald, was appointed as President and Chief Executive Officer of KFSI on September 5, 2018 and has served on its board of directors since April 21, 2016.

Transactions involving Fundamental Global Investors, LLC and its Affiliates

Fundamental Global Investors, LLC (“FGI”), a registered investment advisor, is, together with its affiliates, the Company’s largest stockholder. Funds managed by FGI directly hold shares of our common stock and 8.00% Cumulative Preferred Stock, Series A (“Series A Preferred Stock”). Mr. Cerminara, Chairman of our Board, is Chief Executive Officer, Co-Founder and Partner of FGI, and Mr. Johnson, Co-Chairman of our Board, is President, Co-Founder and Partner of FGI.

Public Offering of Series A Preferred Stock

Fundamental Global Partners Master Fund, LP, a fund managed by FGI, purchased an aggregate of 34,620 shares of our Series A Preferred Stock in the Company’s underwritten public offering of the shares, at the public offering price of $25.00 per share, including (i) 31,680 shares purchased for a total of approximately $792,000 on February 28, 2018, the closing date of the offering, and (ii) 2,940 shares purchased for a total of approximately $74,000 on March 26, 2018 in connection with the underwriters’ exercise of their over-allotment option. In addition, CWA Asset Management Group, LLC, of which 50% is owned by FGI, purchased 57,060 shares of the Series A Preferred Stock for customer accounts, including 44 shares of Series A Preferred Stock held by Mr. Cerminara in a joint account with his spouse, at the public offering price. Messrs. Cerminara and Johnson each serve as Co-Chief Investment Officer of CWA Asset Management Group, LLC.

32

Investment in FGI Metrolina Property Income Fund, LP

On June 18, 2018, the Company invested $2,219,000 in FGI Metrolina Property Income Fund, LP (“Metrolina”), which intends to invest in real estate through a real estate investment trust which is wholly owned by Metrolina. The general partner of Metrolina, FGI Metrolina GP, LLC, is managed, in part, by Messrs. Cerminara and Johnson. Metrolina’s investment program is managed by FGI Funds Management LLC, an affiliate of FGI. The Company is a limited partner of Metrolina and owns an economic interest of approximately 47.1% and 47.0% as of December 31, 2018 and June 30, 2019, respectively. The Company has committed to a total potential investment of up to $4,000,000 in Metrolina. As of December 31, 2018 and June 30, 2019, the total amount invested in Metrolina was $2,219,000 and $2,719,000, respectively.

Transaction between Fundamental Global and Kingsway

On October 25, 2017, KAI entered into a purchase agreement with FGI pursuant to which KAI agreed to sell 900,000 shares of our common stock to FGI or to one of FGI’s affiliate companies in two separate transactions. The first transaction, for the sale of 475,428 shares of our common stock, occurred on November 1, 2017. The second transaction, for the sale of 424,572 shares of our common stock, occurred on March 15, 2018.

On July 31, 2018, two funds managed by FGI, Fundamental Global Partners Master Fund, LP and Fundamental Activist Fund I, LP, each purchased 37,500 shares of our common stock from Mendakota Casualty Company, an affiliate of KAI, in a privately negotiated transaction, at a price of $7.131 per share. The purchases were effected pursuant to the terms of a letter agreement entered into on July 30, 2018 between FGI and Mendakota Casualty Company.

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and executive officers. These agreements provide that we will, among other things, indemnify and advance expenses to our directors and executive officers for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by any such person in any action or proceeding, including any action by us arising out of such person’s services as our director or executive officer, or any other company or enterprise to which the person provides services at our request. We believe that these agreements are necessary to attract and retain qualified persons as directors and executive officers.

As discussed above, FGI, together with its affiliates, is the largest stockholder of the Company. Mr. Cerminara, Chairman of our Board, is Chief Executive Officer, Partner and Manager of FGI, and Mr. Johnson, Co-Chairman of our Board, is President, Partner and Manager of FGI. The funds managed by FGI, including the funds that directly own shares of our common stock and Series A Preferred Stock, have agreed to indemnify FGI, the principals of FGI, including Messrs. Cerminara and Johnson, or any other person designated by FGI for claims arising from Messrs. Cerminara’s and Johnson’s service on our Board, provided that a fund’s indemnity obligations are secondary to any obligations we may have with respect to Messrs. Cerminara’s and Johnson’s service on our Board.

OTHER MATTERS

The Board of Directors does not currently know of any other matters to be presented at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is intended that the shares represented by proxies will be voted as recommended by the Board of Directors or, if no recommendation is given, in the discretion of the proxy holders using their best judgement.

HOUSEHOLDING

The SEC has adopted a rule concerning the delivery of annual reports and proxy statements. It permits the Company, with your permission, to send a single copy of this Proxy Statement and our 2018 annual report to any household at which two or more of the Company’s stockholders reside. This rule is called “householding,” and its purpose is to help reduce printing and mailing costs of proxy materials. Some banks, brokers and other nominees may also be participating in the practice of “householding.”

We will promptly deliver, upon oral or written request, a separate copy of this Proxy Statement and our 2018 annual report to any stockholders residing at an address to which only one copy of this Proxy Statement and our 2018 annual report was mailed. Requests for additional copies should be directed in writing to a stockholder’s broker, bank or other nominee holding shares of our common stock for such stockholder or to the attention of our Corporate Secretary at (813) 579-6213 or in writing at 7861 Woodland Blvd., Tampa, FL 33614. Stockholders wishing to receive separate copies of our proxy statements and annual reports in the future, and stockholders sharing an address that wish to receive a single copy of our proxy statement and annual report if they are receiving multiple copies of those documents, should contact their bank, broker or other nominee record holder, or may contact our Corporate Secretary as described above.

Stockholders residing at the same address who currently receive only one copy of our proxy materials and who would like to receive an additional copy of this Proxy Statement or our 2018 annual report, or would like to receive multiple copies of our proxy materials for future meetings, may make this request by contacting our Corporate Secretary at (813) 579-6213 or in writing at 7861 Woodland Center Blvd., Tampa, FL 33614.

33

STOCKHOLDER PROPOSALS FOR PRESENTATION
AT THE ANNUAL MEETING AND THE 2020 ANNUAL MEETING

2019 Annual Meeting

Because the Annual Meeting will be held more than 30 days after the anniversary of our 2018 Annual Meeting of Stockholders, stockholder proposals intended to be considered for inclusion in this Proxy Statement and form of proxy for presentation at the Annual Meeting must have complied with Exchange Act Rule 14a-8. Any stockholder proposal that was to be considered for inclusion in our proxy materials for the Annual Meeting must have been submitted to the Company a reasonable time before the Company began to print and send proxy materials (that is, no later than close of business on October 10, 2019). We did not receive any stockholder proposals for inclusion in this Proxy Statement and form of proxy for presentation at the Annual Meeting.

Stockholders wishing to submit proposals for the Annual Meeting outside the process of Exchange Act Rule 14a-8 or nominate individuals to the Board must have complied with the advance notice and other provisions of Article I, Section 4 of the By-Laws. Since the date of the Annual Meeting is more than 60 days after the anniversary date of our 2018 Annual Meeting of Stockholders, to be timely, a notice by the stockholder must have been delivered to the Secretary of the Company at the principal executive offices of the Company not later than the close of business on the 10th day following the day on which public announcement of the date of the Annual Meeting is first made (that is, no later than close of business on October 10, 2019). We did not receive any stockholder proposals submitted pursuant to the advance notice provisions of our By-Laws for presentation at the Annual Meeting.

2020 Annual Meeting

Stockholder proposals intended to be considered for inclusion in next year’s proxy statement and form of proxy for presentation at the 2020 Annual Meeting of Stockholders must comply with Exchange Act Rule 14a-8. The deadline for submitting such proposals is July 8, 2020, unless the date of the 2020 Annual Meeting is more than 30 days before or after the one-year anniversary date of the Annual Meeting, in which case proposals must be submitted a reasonable time before we print our proxy materials for the 2020 Annual Meeting. The submission of a stockholder proposal does not guarantee that it will be included in our proxy statement.

Stockholders wishing to submit proposals for the 2020 Annual Meeting outside the process of Exchange Act Rule 14a-8 or nominate individuals to our Board of Directors must comply with the advance notice and other provisions of Article I, Section 4 of our By-Laws. To be timely, notice of the proposal must be received by the Secretary of the Company between August 19, 2020 and September 18, 2020; provided, however, that in the event the date of the 2020 Annual Meeting is advanced by more than 30 days before or delayed by more than 60 days after the anniversary date of our Annual Meeting, to be timely, notice by the stockholder must be so delivered not earlier than the close of business on the 120th day prior to the 2020 Annual Meeting and not later than the close of business on the later of (i) the 90th day prior to the 2020 Annual Meeting or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made.

Stockholder proposals should be addressed to 1347 Property Insurance Holdings, Inc., Secretary of the Corporation, 7861 Woodland Center Blvd., Tampa, Florida 33614. The specific requirements for submitting stockholder proposals are set forth in Article I, Section 4 of our By-Laws.

By Order of the Board of Directors,

/s/ D. Kyle Cerminara

D. Kyle Cerminara

Chairman of the Board

34

APPENDIX A

PROPOSED AMENDMENT TO THE CERTIFICATE OF INCORPORATION REGARDING DECLASSIFICATION OF THE BOARD OF DIRECTORS

Section 3 of ARTICLE VI of the Third Amended and Restated Certificate of Incorporation would be amended as follows:

3. NUMBER OF DIRECTORS; TERM OF OFFICE. Subject to all the rights, powers and preferences of any series of Preferred Stock, the number of Directors of the Corporation shall be fixed solely and exclusively by resolution duly adopted from time to time by the Board of Directors. The ~~Directors, other than those who may be elected by the holders of any series of Preferred Stock, shall be classified, with respect to the term for which they severally hold office, into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as reasonably may be possible, of one-third of the total number of Directors constituting the entire Board of Directors. The Board of Directors is authorized to assign members of the Board of Directors already in office to Class I, Class II or Class III at the time such classification becomes effective. The initial Class I Directors shall serve for a term expiring at the annual meeting of stockholders to be held in 2015, the initial Class II Directors shall serve for a term expiring at the annual meeting of stockholders to be held in 2016, and the initial Class III Directors shall serve for a term expiring at the annual meeting of stockholders to be held in 2017. At each annual meeting of stockholders, Directors elected to succeed those Directors whose terms expire shall be elected for~~ successors of the Directors whose terms expire at the 2019 annual meeting of stockholders shall serve a term of office to expire at the ~~third succeeding~~ 2020 annual meeting of stockholders ~~after~~ . At the 2020 annual meeting of stockholders, the successors of the Directors whose terms expire at that meeting shall serve a term of office to expire at the 2021 annual meeting of stockholders. At the 2021 annual meeting of stockholders, and at each annual meeting of stockholders thereafter, the successors of the Directors whose terms expire at each such meeting shall serve a term of office expiring at the annual meeting of stockholders next following their election. Notwithstanding the foregoing, the Directors ~~elected to each class~~ shall hold office until their successors are duly elected and qualified or until their earlier resignation or removal. ~~In case of any increase or decrease, from time to time, in the number of Directors (other than Directors elected by the holders of any one or more series of Preferred Stock), the number of Directors in each class shall be apportioned as nearly equal as possible.~~

Subject to the rights of the holders of any one or more series of Preferred Stock then outstanding, any and all vacancies in the Board of Directors, however occurring, including, without limitation, newly-created Directorships by reason of an increase in the size of the Board of Directors, or the death, resignation, disqualification or removal of a Director, shall, unless otherwise required by law or by resolution of the Board of Directors, be filled only by a majority vote of the remaining Directors then in office, even if less than a quorum (and not by stockholders), and Directors so chosen shall serve for a term expiring at the annual meeting of stockholders at which ~~the~~ their term of office ~~of the class to which they have been chosen~~ expires or until such Directors’ successors shall have been duly elected and qualified. No decrease in the authorized number of Directors shall shorten the term of any incumbent Director. In the event of a vacancy in the Board of Directors, the remaining Directors then in office, except as otherwise provided by law, shall exercise the powers of the full Board of Directors until the vacancy is filled.

Notwithstanding the foregoing, whenever, pursuant to the provisions of Article IV of this Certificate, the holders of any one or more series of Preferred Stock shall have the right, voting separately as a series or together with holders of other such series, to elect Directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such Directorships shall be governed by the terms of this Certificate and any certificate of designations applicable thereto.

A-1

APPENDIX B

PROPOSED AMENDMENTS TO THE BY-LAWS REGARDING DECLASSIFICATION
OF THE BOARD OF DIRECTORS AND THE REMOVAL OF DIRECTORS

Sections 2, 4 and 5 of ARTICLE II of the Second Amended and Restated By-Laws would be amended as follows:

SECTION 2. NUMBER AND TERMS. Subject to all the rights, powers and preferences of any series of Preferred Stock, the number of directors of the Corporation shall be fixed solely and exclusively by resolution duly adopted from time to time by the Board of Directors. The ~~directors, other than those who may be elected by the holders of any series of Preferred Stock, shall be classified, with respect to the term for which they severally hold office, into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as reasonably may be possible, of one-third of the total number of directors constituting the entire Board of Directors. The Board of Directors is authorized to assign members of the Board of Directors already in office to Class I, Class II or Class III at the time such classification becomes effective. The initial Class I Directors shall serve for a term expiring at the annual meeting of stockholders to be held in 2015, the initial Class II Directors shall serve for a term expiring at the annual meeting of stockholders to be held in 2016, and the initial Class III Directors shall serve for a term expiring at the annual meeting of stockholders to be held in 2017. At each annual meeting of stockholders, directors elected to succeed those~~ successors of the directors whose terms expire ~~shall be elected for~~ at the 2019 annual meeting of stockholders shall serve a term of office to expire at the ~~third succeeding~~ 2020 annual meeting of stockholders ~~after~~. At the 2020 annual meeting of stockholders, the successors of the directors whose terms expire at that meeting shall serve a term of office to expire at the 2021 annual meeting of stockholders. At the 2021 annual meeting of stockholders, and at each annual meeting of stockholders thereafter, the successors of the directors whose terms expire at each such meeting shall serve a term of office expiring at the annual meeting of stockholders next following their election. Notwithstanding the foregoing, the directors elected ~~to each class~~ shall hold office until their successors are duly elected and qualified or until their earlier resignation or removal. Directors shall (except as hereinafter provided for the filling of vacancies and newly created directorships) be elected by the holders of a plurality of the votes cast by the holders of shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

Notwithstanding the foregoing, whenever, pursuant to the provisions of Article IV of the Certificate, the holders of any one or more series of Preferred Stock shall have the right, voting separately as a series or together with holders of other such series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of this Certificate and any certificate of designations applicable thereto.

SECTION 4. VACANCIES. Subject to the rights of the holders of any one or more series of Preferred Stock then outstanding, any and all vacancies in the Board of Directors, however occurring, including, without limitation, newly-created directorships by reason of an increase in the size of the Board of Directors, or the death, resignation, disqualification or removal of a director, shall, unless otherwise required by law or by resolution of the Board of Directors, be filled only by a majority vote of the remaining directors then in office, even if less than a quorum (and not by stockholders), and directors so chosen shall serve for a term expiring at the annual meeting of stockholders at which ~~the~~ their term of office ~~of the class to which they have been chosen~~ expires or until such directors’ successors shall have been duly elected and qualified. No decrease in the authorized number of directors shall shorten the term of any incumbent director. In the event of a vacancy in the Board of Directors, the remaining directors then in office, except as otherwise provided by law, shall exercise the powers of the full Board of Directors until the vacancy is filled.

SECTION 5. REMOVAL. ~~Any~~ Subject to the rights of the holders of any one or more series of Preferred Stock then outstanding, any director or the entire Board of Directors may be removed from office at any time, ~~but only for~~ with or without cause ~~and only~~, by the affirmative vote of the holders of shares representing at least a majority of the ~~votes that would be entitled to be cast on such matter by the then-outstanding shares of all classes and series of capital stock of the Corporation at any annual or special meeting of stockholders, voting together as a single class. At least 45 days prior to any meeting of stockholders at which it is proposed that any director be removed from office, written notice of such proposed removal and the alleged grounds thereof shall be sent to the director whose removal will be considered at the meeting.~~ voting power of the outstanding shares then entitled to vote for the election of directors.

B-1

If you have any questions, require any assistance in voting your shares in the Company, need any additional copies of the Company’s proxy materials, or have any other questions, please call Alliance Advisors LLC, the Company’s proxy solicitor, at the toll-free telephone number included below.

Alliance Advisors LLC 200 Broadacres Drive, 3rd Floor Bloomfield, NJ 07003 Toll-free number: (844) 876-6187 Fax: (973) 338-1430

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 12/16/2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 12/16/2019. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 Rita Hayes   02 Lewis M. Johnson   03 Dennis A. Wong

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

For address change/comments, mark here. ☐
(see reverse for instructions)

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Signature [PLEASE SIGN WITHIN BOX]   Date

Signature (Joint Owners)   Date

0000430715_1 R1.0.1.18

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and the Annual Report are available at www.proxyvote.com

1347 PROPERTY INSURANCE HOLDINGS, INC.
Annual Meeting of Stockholders
December 17, 2019 11:00 AM
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) D. Kyle Cerminara and John S. Hill, and either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of 1347 PROPERTY INSURANCE HOLDINGS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 AM, ET on December 17, 2019, at 4201 Congress Street, Suite 175, Charlotte, North Carolina 28209 and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000430715_2 R1.0.1.18